Exhibit 99.1

Supplemental Operating and Financial Data

for the Quarter Ended March 31, 2015

Boston Properties, Inc.

First Quarter 2015

Table of Contents

Page
Company Profile	3
Investor Information	4
Research Coverage	5
Financial Highlights	6
Consolidated Balance Sheets	7
Consolidated Income Statements	8
Funds From Operations	9
Reconciliation to Diluted Funds From Operations	10
Funds Available for Distribution and Interest Coverage Ratios	11
Capital Structure	12
Debt Analysis	13-15
Unconsolidated Joint Ventures	16-17
Consolidated Joint Ventures	18
Portfolio Overview-Square Footage	19
In-Service Property Listing	20-22
Top 20 Tenants and Tenant Diversification	23
Office Properties-Lease Expiration Roll Out	24
Office/Technical Properties-Lease Expiration Roll Out	25
Retail Properties - Lease Expiration Roll Out	26
Grand Total - Office, Office/Technical and Retail Properties	27
Boston Lease Expiration Roll Out	28-29
New York Lease Expiration Roll Out	30-31
San Francisco Lease Expiration Roll Out	32-33
Washington, DC Lease Expiration Roll Out	34-35
CBD/Suburban Lease Expiration Roll Out	36-37
Hotel and Residential Performance	38
Same Property Occupancy Analysis	39
Same Property Performance	40
Reconciliation to Same Property Performance and Net Income	41-42
Leasing Activity	43
Capital Expenditures, Tenant Improvements and Leasing Commissions	44
Acquisitions/Dispositions	45
Value Creation Pipeline - Construction in Progress	46
Value Creation Pipeline - Land Parcels and Purchase Options	47
Definitions	48-50

This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “will” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Boston Properties’ control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the uncertainties of investing in new markets, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effectiveness of our interest rate hedging programs, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

(Cover photo: Atlantic Wharf Office, Boston, MA)

Boston Properties, Inc.

First Quarter 2015

COMPANY PROFILE

The Company

Boston Properties, Inc. (the “Company”), a self-administered and self-managed real estate investment trust (REIT), is one of the largest owners, managers, and developers of first-class office properties in the United States, with a significant presence in four markets: Boston, New York, San Francisco, and Washington, DC. The Company was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde in Boston, where it maintains its headquarters. Boston Properties became a public company in June 1997. The Company acquires, develops and manages its properties through full-service regional offices. Its property portfolio is comprised primarily of first-class office space, one hotel, three residential properties and five retail properties. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants’ needs. The Company holds a superior track record in developing premium Central Business District (CBD) office buildings, successful mixed use complexes, suburban office centers and build-to-suit projects for the U.S. government and a diverse array of creditworthy tenants.

Management

Boston Properties’ senior management team is among the most respected and accomplished in the REIT industry. Our deep and talented team of 30 individuals averages 31 years of real estate experience and eighteen years with Boston Properties. We believe that our size, management depth, financial strength, reputation, and relationships of key personnel provide a competitive advantage to realize growth through property development and acquisitions. Boston Properties benefits from the reputation and relationships of key personnel, including Owen D. Thomas, Chief Executive Officer; Douglas T. Linde, President; Raymond A. Ritchey, Executive Vice President, National Director of Acquisitions and Development; and Michael E. LaBelle, Senior Vice President, Chief Financial Officer. Our senior management team’s national reputation helps us attract business and investment opportunities. In addition, our other senior officers that serve as Regional Managers have strong reputations that assist in identifying and closing on new opportunities, having opportunities brought to us, and in negotiating with tenants and build-to-suit prospects. Additionally, Boston Properties’ Board of Directors consists of eleven distinguished members, the majority of whom are Independent Directors.

Strategy

Boston Properties’ primary business objective is to maximize return on investment in an effort to provide its investors with the greatest possible total return in all points of the economic cycle. To achieve this objective, the Company maintains consistent strategies that include the following:

•	concentrating on carefully targeted markets characterized by high barriers to the creation of new supply and strong real estate fundamentals where tenants have demonstrated a preference for high-quality office buildings and other facilities;

•	selectively acquiring assets which increase its penetration in these targeted markets;

•	taking on complex, technically-challenging development projects that leverage the skills of its management team to successfully develop, acquire, and reposition properties;

•	exploring joint-venture opportunities with partners who seek to benefit from the Company’s depth of development and management expertise;

•	pursuing on a selective basis the sale of properties or interests therein to either take advantage of the demand for the Company’s premier properties or pare from the portfolio properties that we believe have slower future growth potential; and

•	continuing to enhance the Company’s balanced capital structure through its access to a variety of capital sources.

Snapshot

(as of March 31, 2015)

Corporate Headquarters	Boston, Massachusetts

Markets	Boston, New York, San Francisco and Washington, DC

Fiscal Year-End	December 31

Total Properties (includes unconsolidated joint ventures)	168

Total Square Feet (includes unconsolidated joint ventures and structured parking)	60.2 million

Common shares outstanding, plus common, preferred and LTIP units on an as-converted basis (but excluding Outperformance Plan and Multi-Year Long-Term Incentive Program Units)	171.5 million

Dividend - Quarter/Annualized	$0.65/$2.60 (excludes special dividend)

Dividend Yield	1.85% (excludes special dividend)

Total Adjusted Market Capitalization (1)	$33.4 billion

Senior Debt Ratings	Baa2 (Moody’s); BBB+ (Fitch); A- (S&P)

(1)	For disclosures relating to our definition of Total Adjusted Market Capitalization, see page 48.

Boston Properties, Inc.

First Quarter 2015

INVESTOR INFORMATION

Board of Directors		Management

Mortimer B. Zuckerman

Chairman of the Board

Owen D. Thomas

Chief Executive Officer and Director

Douglas T. Linde

President and Director

Carol B. Einiger

Director

Dr. Jacob A. Frenkel

Director, Chair of Nominating & Corporate Governance Committee

Joel I. Klein

Director

Matthew J. Lustig

Director

Alan J. Patricof

Director, Chair of Audit Committee

Ivan G. Seidenberg

Lead Independent Director

Martin Turchin

Director

David A. Twardock

Director, Chair of Compensation Committee

Raymond A. Ritchey

Executive Vice President, National Director of Acquisitions & Development

Michael E. LaBelle

Senior Vice President, Chief Financial Officer

Peter D. Johnston

Senior Vice President and Regional Manager of Washington, DC

Bryan J. Koop

Senior Vice President and Regional Manager of Boston

Robert E. Pester

Senior Vice President and Regional Manager of San Francisco

John F. Powers Senior Vice President and Regional Manager of New York Frank D. Burt Senior Vice President, General Counsel Lori W. Silverstein Vice President, Controller

Company Information
Corporate Headquarters	Trading Symbol	Investor Relations	Inquires
800 Boylston Street Suite 1900 Boston, MA 02199 (t) 617.236.3300 (f) 617.236.3311	BXP Stock Exchange Listing New York Stock Exchange	Boston Properties, Inc. 800 Boylston Street, Suite 1900 Boston, MA 02199 (t) 617.236.3322 (f) 617.236.3311 www.bostonproperties.com

Inquiries should be directed to Michael E. LaBelle

Senior Vice President, Chief Financial Officer at 617.236.3352 or

mlabelle@bostonproperties.com

Arista Joyner, Investor Relations Manager at 617.236.3343 or

ajoyner@bostonproperties.com

Common Stock Data (NYSE: BXP)
Boston Properties’ common stock has the following characteristics (based on information reported by the New York Stock Exchange):

	Q1 2015	Q4 2014	Q3 2014	Q2 2014	Q1 2014

High Closing Price	$144.74	$136.28	$123.41	$121.95	$114.53
Low Closing Price	$131.26	$115.10	$113.66	$114.45	$100.39
Average Closing Price	$139.56	$126.63	$119.60	$118.07	$109.07
Closing Price, at the end of the quarter	$140.48	$128.69	$115.76	$118.18	$114.53

Dividends per share	$0.65	$0.65	$0.65	$0.65	$0.65
Special dividends per share	$—	$4.50	$—	$—	$—

Total dividends	$0.65	$5.15	$0.65	$0.65	$0.65

Closing dividend yield - annualized (1)	1.85%	2.02%	2.25%	2.20%	2.27%

Closing common shares outstanding, plus preferred shares and common, preferred and LTIP units on an as-converted basis (but excluding Outperformance Plan and Multi-Year Long-Term Incentive Program Units) (thousands) (2)	171,490	171,064	171,062	171,063	171,029
Closing market value of outstanding shares and units (thousands)	$24,291,548	$22,214,860	$20,004,159	$20,434,232	$19,805,957

(1)	Excludes the special dividend of $4.50 per share paid on January 28, 2015 to shareholders of record as of the close of business on December 31, 2014.
(2)	For additional detail, see page 12.

Timing
Quarterly results for the next three quarters will be announced according to the following schedule:

Second Quarter, 2015	Tentatively July 29, 2015
Third Quarter, 2015	Tentatively October 29, 2015
Fourth Quarter, 2015	Tentatively January 26, 2016

Boston Properties, Inc.

First Quarter 2015

RESEARCH COVERAGE

Equity Research Coverage	Debt Research Coverage	Rating Agencies

Lucy Moore

Argus Research Company

646.747.5456

Jeffrey Spector / Jamie Feldman

Bank of America Merrill Lynch

212.449.6329 / 212.449.6339

Ross Smotrich

Barclays Capital

212.526.2306

Evan Smith

Cantor Fitzgerald

215.915.1220

Thomas Lesnick

Capital One Securities

504.528.9174

Michael Bilerman / Emmanuel Korchman

Citigroup Global Markets

212.816.1383 / 212.816.1382

James Sullivan / Tom Catherwood

Cowen and Company

646.562.1380 / 646.562.1382

Ian Weissman / George Auerbach

Credit Suisse

212.538.6889 / 212.538.8082

Barry Oxford

D.A. Davidson & Co.

212.240.9871

Vincent Chao / Venkat Kommineni

Deutsche Bank Securities

212.250.6799 / 212.250.6090

Steve Sakwa / Gabe Hilmoe

Evercore ISI

212.446.9462 / 212.446.9459

Brad Burke

Goldman Sachs

917.343.2082

Jed Reagan / Katherine Corwith

Green Street Advisors

949.640.8780

Omotayo Okusanya / Charles Croson

Jefferies & Co.

212.336.7076 / 917.421.1943

Anthony Paolone

J.P. Morgan Securities

212.622.6682

Jordan Sadler / Austin Wurschmidt

KeyBanc Capital Markets

917.368.2280 / 917.368.2311

Richard Anderson

Mizuho Securities

212.205.8487

Vance Edelson

Morgan Stanley

212.761.0078

Rich Moore / Mike Carroll

RBC Capital Markets

440.715.2646 / 440.715.2649

David Rodgers / Matthew Spencer

RW Baird

216.737.7341 / 414.298.5053

Alexander Goldfarb / Andrew Schaffer

Sandler O’Neill & Partners

212.466.7937 / 212.466.8062

John Guinee / Erin Aslakson

Stifel, Nicolaus & Company

443.224.1307 / 443.224.1350

Michael Lewis

SunTrust Robinson Humphrey

212.319.5659

Ross Nussbaum / Nick Yulico

UBS Securities

212.713.2484 / 212.713.3402

Brendan Maiorana

Wells Fargo Securities

804.649.2311

Scott Frost

Bank of America

Merrill Lynch

646.855.8078

Thomas Cook

Citi Investment Research

212.723.1112

John Giordano

Credit Suisse Securities

212.538.4935

Ron Perotta

Goldman Sachs

212.702.7885

Mark Streeter

J.P. Morgan Securities

212.834.5086

Thierry Perrein / Jason Jones

Wells Fargo

704.715.8455 / 704.715.7932

Stephen Boyd Fitch Ratings 212.908.9153 Ranjini Venkatesan Moody’s Investors Service 212.553.3828 Anita Ogbara Standard & Poor’s 212.438.5077

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding Boston Properties’ performance made by the analysts listed above do not represent the opinions, estimates or forecasts of Boston Properties or its management. Boston Properties does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Boston Properties, Inc.

First Quarter 2015

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

This section includes non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the non-GAAP financial measures presented and the most directly comparable GAAP financial measures are shown on pages 9-11. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations can be found on pages 48-50.

	Three Months Ended
	31-Mar-15	31-Dec-14	30-Sep-14	30-Jun-14	31-Mar-14
Selected Items:

Revenue	$618,476	$613,707	$618,803	$589,794	$574,694
Straight-line rent (1)	$23,164	$18,639	$18,281	$10,672	$8,140
Fair value lease revenue (1) (2)	$7,081	$12,236	$9,207	$7,425	$7,501
Revenue from residential properties	$6,854	$7,195	$7,018	$6,298	$5,682
Company share of funds from operations from unconsolidated joint ventures	$9,702	$7,282	$9,518	$7,820	$7,400
Lease termination fees (1) (3)	$14,086	$1,117	$9,878	$1,027	$1,119
Ground rent expense (4)	$4,404	$4,990	$4,986	$4,984	$4,986
ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment	$—	$—	$—	$—	$2,438
Fair value interest adjustment (1)	$7,796	$7,737	$7,694	$7,630	$7,583
Capitalized interest	$7,965	$7,667	$12,223	$14,877	$17,709
Capitalized wages	$3,626	$3,483	$3,403	$4,103	$3,547
Operating Margins [(rental revenue - rental expense)/rental revenue] (5)	65.3%	66.5%	66.2%	66.5%	65.1%
Gains (losses) from early extinguishments of debt	$—	$(10,633)	$—	$—	$—
Income before gains on sales of real estate	$114,086	$85,323	$109,038	$95,901	$67,756
Net income attributable to Boston Properties, Inc. common shareholders	$171,182	$174,510	$127,724	$76,527	$54,034
Funds from operations (FFO) attributable to Boston Properties, Inc.	$200,385	$193,186	$223,403	$207,010	$183,844
FFO per share - diluted	$1.30	$1.26	$1.46	$1.35	$1.20
Net income attributable to Boston Properties, Inc. per share - basic	$1.12	$1.14	$0.83	$0.50	$0.35
Net income attributable to Boston Properties, Inc. per share - diluted	$1.11	$1.14	$0.83	$0.50	$0.35
Dividends per common share (6)	$0.65	$5.15	$0.65	$0.65	$0.65
Funds available for distribution to common shareholders and common unitholders (FAD) (7)	$147,135	$162,630	$170,801	$184,660	$167,752

Ratios:

Interest Coverage Ratio (excluding capitalized interest) - cash basis (7)	3.11	2.83	3.07	3.06	2.90
Interest Coverage Ratio (including capitalized interest) - cash basis (7)	2.91	2.66	2.79	2.72	2.53
FFO Payout Ratio (8)	50.00%	51.59%	44.52%	48.15%	54.17%
FAD Payout Ratio (8)	75.72%	68.42%	65.14%	60.09%	65.98%

Balance Sheet Items:

Above-market rents (included within Prepaid Expenses and Other Assets)	$75,063	$80,864	$86,609	$92,598	$98,555
Below-market rents (included within Other Liabilities)	$227,651	$243,395	$266,681	$284,726	$300,292
Accrued ground rent expense (included within Other Liabilities)	$40,751	$56,117	$54,448	$52,779	$51,071
Accrued interest payable on outside members’ notes payable (included within Accrued Interest Payable)	$96,028	$88,643	$81,372	$78,270	$77,304

	31-Mar-15	31-Dec-14	30-Sep-14	30-Jun-14	31-Mar-14
Capitalization:

Common Stock Price @ Quarter End	$140.48	$128.69	$115.76	$118.18	$114.53
Equity Value @ Quarter End	$24,291,548	$22,214,860	$20,004,159	$20,434,232	$19,805,957
Total Consolidated Debt	$9,886,696	$9,906,984	$10,475,750	$10,558,609	$10,577,135
Total Consolidated Market Capitalization	$34,178,244	$32,121,844	$30,479,909	$30,992,841	$30,383,092
Total Consolidated Debt/Total Consolidated Market Capitalization (9)	28.93%	30.84%	34.37%	34.07%	34.81%

BXP’s Share of Unconsolidated Joint Venture Debt	$351,977	$351,500	$331,765	$328,711	$328,869
Less:
Partners’ Share of Consolidated Debt	$1,174,948	$1,181,797	$867,377	$872,839	$878,265
Total Adjusted Debt	$9,063,725	$9,076,687	$9,940,138	$10,014,481	$10,027,739
Total Adjusted Market Capitalization (10)	$33,355,273	$31,291,547	$29,944,297	$30,448,713	$29,833,696
Total Adjusted Debt/Total Adjusted Market Capitalization (9) (10)	27.17%	29.01%	33.20%	32.89%	33.61%

(1)	Includes the Company’s share of consolidated and unconsolidated joint ventures amounts.
(2)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(3)	For the three months ended March 31, 2015 and September 30, 2014, includes distributions received by the Company from its unsecured creditor claim against Lehman Brothers, Inc. totaling approximately $4.5 million and $7.7 million, respectively.
(4)	Includes non-cash straight-line adjustments to ground rent. See page 11 for the straight-line adjustments to the ground rent expense.
(5)	Rental expense consists of operating expenses, real estate taxes and ground rent expense. Amounts are exclusive of the gross up of reimbursable electricity and other amounts totaling $17,867, $17,218, $18,172, $17,003 and $15,996 for the three months ended March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014, respectively.
(6)	For the three months ended December 31, 2014, dividends per share includes the $4.50 per common share special dividend paid on January 28, 2015 to shareholders of record as of the close of business on December 31, 2014.
(7)	The Company believes that the presentation of its interest coverage ratios provides investors with useful information about the Company’s financial performance as it relates to its cash interest expense obligations, which may assist investors in evaluating the Company’s ability to service its existing debt obligations. For a quantitative reconciliation, see page 11.
(8)	FFO Payout Ratio is defined as dividends per share to common shareholders divided by FFO per share. FAD Payout Ratio is defined as distributions to common shareholders and unitholders divided by FAD. For the three months ended December 31, 2014, excludes the $4.50 per share special dividend paid on January 28, 2015 to shareholders of record as of the close of business on December 31, 2014.
(9)	For disclosures related to our definitions, see page 48.
(10)	For additional detail, see page 12.

Boston Properties, Inc.

First Quarter 2015

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	31-Mar-15	31-Dec-14	30-Sep-14	30-Jun-14	31-Mar-14
ASSETS
Real estate	$18,153,816	$18,231,978	$18,362,993	$17,680,555	$17,258,665
Construction in progress (1)	797,148	736,311	715,609	1,309,781	1,564,821
Land held for future development	271,327	268,114	276,804	273,587	300,498
Less accumulated depreciation	(3,646,853)	(3,547,659)	(3,469,130)	(3,368,974)	(3,263,208)

Total real estate	15,575,438	15,688,744	15,886,276	15,894,949	15,860,776
Cash and cash equivalents	1,064,396	1,763,079	846,664	1,036,576	1,179,573
Cash held in escrows (2)	588,218	487,321	153,161	59,248	54,240
Marketable securities	20,736	19,459	18,834	18,927	18,026
Tenant and other receivables, net	47,768	46,595	43,210	51,348	37,812
Accrued rental income, net	713,874	691,999	689,885	673,587	661,730
Deferred charges, net	806,468	831,744	837,907	853,924	861,567
Prepaid expenses and other assets	165,985	164,432	219,074	133,035	178,488
Investments in unconsolidated joint ventures	196,188	193,394	191,593	188,887	140,533

Total assets	$19,179,071	$19,886,767	$18,886,604	$18,910,481	$18,992,745

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable	$4,289,120	$4,309,484	$4,328,464	$4,411,453	$4,430,110
Unsecured senior notes, net of discount	5,288,101	5,287,704	5,837,172	5,836,729	5,836,290
Unsecured line of credit	—	—	—	—	—
Mezzanine notes payable	309,475	309,796	310,114	310,427	310,735
Outside members’ notes payable	180,000	180,000	180,000	180,000	180,000
Accounts payable and accrued expenses	224,086	243,263	253,600	216,080	218,028
Dividends and distributions payable	112,796	882,472	112,708	112,420	114,799
Accrued interest payable	186,630	163,532	181,954	156,024	178,651
Other liabilities	483,762	502,255	528,872	551,664	569,949

Total liabilities	11,073,970	11,878,506	11,732,884	11,774,797	11,838,562

Commitments and contingencies	—	—	—	—	—

Noncontrolling interests:
Redeemable preferred units of the Operating Partnership	633	633	2,022	18,006	51,312

Redeemable interest in property partnership	105,520	104,692	104,105	103,778	100,327

Equity:
Stockholders’ equity attributable to Boston Properties, Inc.:
Excess stock, $0.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Preferred stock, $0.01 par value, 50,000,000 shares authorized; 5.25% Series B cumulative redeemable preferred stock, $0.01 par value, liquidation preference $2,500 per share, 92,000 shares authorized, 80,000 shares issued and outstanding	200,000	200,000	200,000	200,000	200,000
Common stock, $0.01 par value, 250,000,000 shares authorized, 153,402,107, 153,113,945, 153,099,786, 153,092,574 and 153,017,311 outstanding, respectively	1,534	1,531	1,531	1,531	1,530
Additional paid-in capital	6,286,260	6,270,257	5,684,649	5,679,578	5,668,230
Dividends in excess of earnings	(690,993)	(762,464)	(148,566)	(176,929)	(153,979)
Treasury common stock, at cost	(2,722)	(2,722)	(2,722)	(2,722)	(2,722)
Accumulated other comprehensive loss	(11,907)	(9,304)	(9,866)	(10,429)	(10,989)

Total stockholders’ equity attributable to Boston Properties, Inc.	5,782,172	5,697,298	5,725,026	5,691,029	5,702,070

Noncontrolling interests:
Common units of the Operating Partnership	617,274	603,171	606,002	601,775	575,381
Property partnerships	1,599,502	1,602,467	716,565	721,096	725,093

Total equity	7,998,948	7,902,936	7,047,593	7,013,900	7,002,544

Total liabilities and equity	$19,179,071	$19,886,767	$18,886,604	$18,910,481	$18,992,745

(1)	Represents the portion of the Company’s consolidated development projects that qualifies for interest capitalization. Such portion generally excludes intangible assets.
(2)	At March 31, 2015, approximately $534.2 million was held by a qualified intermediary for possible investment in a like-kind exchange in accordance with Section 1031 of the Internal Revenue Code in connection with the sales of the Company’s Patriots Park, 130 Third Avenue, Washingtonian North and Residences on The Avenue properties. Approximately $99.9 million from the sale of the Company’s Mountain View and Broad Run properties was released from escrow during the three months ended March 31, 2015. At December 31, 2014, approximately $433.6 million was held by a qualified intermediary for possible investment in a like-kind exchange in connection with the sales of the Company’s Mountain View, Broad Run, Patriots Park and 130 Third Avenue properties.

Boston Properties, Inc.

First Quarter 2015

CONSOLIDATED INCOME STATEMENTS

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	31-Mar-15	31-Dec-14	30-Sep-14	30-Jun-14	31-Mar-14

Revenue
Rental
Base Rent	$490,682	$484,011	$484,071	$463,239	$455,018
Recoveries from tenants	88,593	85,946	90,103	81,382	81,934
Parking and other	24,788	25,724	26,236	26,300	24,333

Total rental revenue	604,063	595,681	600,410	570,921	561,285
Hotel revenue	9,085	10,907	11,918	12,367	8,193
Development and management services	5,328	7,119	6,475	6,506	5,216

Total revenue	618,476	613,707	618,803	589,794	574,694

Expenses
Operating	120,954	111,342	114,116	110,239	114,455
Real estate taxes	100,396	99,735	101,063	92,407	91,933
Hotel operating	7,576	7,539	7,585	7,315	6,797
General and administrative (1)	28,791	23,172	22,589	23,271	29,905
Transaction costs	327	640	1,402	661	437
Depreciation and amortization	154,223	162,430	157,245	154,628	154,270

Total expenses	412,267	404,858	404,000	388,521	397,797

Operating income	206,209	208,849	214,803	201,273	176,897
Other income (expense)
Income from unconsolidated joint ventures	14,834	2,700	4,419	2,834	2,816
Interest and other income	1,407	1,924	3,421	2,109	1,311
Gains (losses) from investments in securities (1)	393	387	(297)	662	286
Interest expense (2)	(108,757)	(117,904)	(113,308)	(110,977)	(113,554)
Losses from early extinguishments of debt	—	(10,633)	—	—	—

Income before gains on sales of real estate	114,086	85,323	109,038	95,901	67,756
Gains on sales of real estate (3)	95,084	126,102	41,937	—	—

Net income	209,170	211,425	150,975	95,901	67,756
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(15,208)	(13,088)	(5,566)	(7,553)	(4,354)
Noncontrolling interest - redeemable preferred units of the Operating Partnership	(3)	(9)	(75)	(320)	(619)
Noncontrolling interest - common units of the Operating Partnership (4)	(20,188)	(21,172)	(14,963)	(8,883)	(6,160)

Net income attributable to Boston Properties, Inc.	173,771	177,156	130,371	79,145	56,623
Preferred dividends	(2,589)	(2,646)	(2,647)	(2,618)	(2,589)

Net income attributable to Boston Properties, Inc. common shareholders	$171,182	$174,510	$127,724	$76,527	$54,034

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income attributable to Boston Properties, Inc. per share - basic	$1.12	$1.14	$0.83	$0.50	$0.35

Net income attributable to Boston Properties, Inc. per share - diluted	$1.11	$1.14	$0.83	$0.50	$0.35

(1)	Gains (losses) from investments in securities includes $393, $387, $(297), $662 and $286 and general and administrative expense includes $(393), $(387), $297, $(662) and $(286) for the three months ended March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014, respectively, related to the Company’s deferred compensation plan.
(2)	For the three months ended March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014, interest expense includes $7,385, $7,271, $7,102, $6,965 and $6,940, respectively, consisting of the interest expense on the partner loans for the 767 Fifth Avenue consolidated joint venture, which amount is allocated to the partners within noncontrolling interests in property partnerships. The Company’s share of the interest expense on its loan to the joint venture eliminates in consolidation.
(3)	See page 45 for additional information.
(4)	Equals noncontrolling interest - common units of the Operating Partnership’s share of 10.44%, 10.34%, 10.34%, 10.16% and 9.90% of income before net income attributable to noncontrolling interests in Operating Partnership after deduction for preferred distributions for the three months ended March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014, respectively.

Note:	Certain prior period amounts have been reclassified to conform to the current period presentation.

Boston Properties, Inc.

First Quarter 2015

FUNDS FROM OPERATIONS (FFO)

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	31-Mar-15	31-Dec-14	30-Sep-14	30-Jun-14	31-Mar-14

Net income attributable to Boston Properties, Inc. common shareholders	$171,182	$174,510	$127,724	$76,527	$54,034
Add:
Preferred dividends	2,589	2,646	2,647	2,618	2,589
Noncontrolling interest - common units of the Operating Partnership	20,188	21,172	14,963	8,883	6,160
Noncontrolling interest - redeemable preferred units of the Operating Partnership	3	9	75	320	619
Noncontrolling interests in property partnerships	15,208	13,088	5,566	7,553	4,354
Less:
Gains on sales of real estate	95,084	126,102	41,937	—	—

Income before gains on sales of real estate	114,086	85,323	109,038	95,901	67,756
Add:
Real estate depreciation and amortization (1)	148,754	166,665	162,012	159,272	158,514
Less:
Noncontrolling interests in property partnerships’ share of funds from operations	36,515	33,866	19,150	21,825	19,023
Noncontrolling interest - redeemable preferred units of the Operating Partnership	3	9	75	320	619
Preferred dividends	2,589	2,646	2,647	2,618	2,589

Funds from operations (FFO) attributable to the Operating Partnership	223,733	215,467	249,178	230,410	204,039
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of funds from operations	23,348	22,281	25,775	23,400	20,195

FFO attributable to Boston Properties, Inc. (2)	$200,385	$193,186	$223,403	$207,010	$183,844

FFO per share - basic	$1.31	$1.26	$1.46	$1.35	$1.20

Weighted average shares outstanding - basic	153,230	153,128	153,120	153,078	153,030

FFO per share - diluted	$1.30	$1.26	$1.46	$1.35	$1.20

Weighted average shares outstanding - diluted	153,873	153,550	153,273	153,623	154,043

(1)	Real estate depreciation and amortization consists of depreciation and amortization from the consolidated statements of operations of $154,223, $162,430, $157,245, $154,628 and $154,270 and our share of unconsolidated joint venture real estate depreciation and amortization of $(5,132), $4,582, $5,099, $4,986 and $4,584, less corporate related depreciation of $337, $347, $332, $342 and $340 for the three months ended March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014, respectively.
(2)	Based on weighted average basic shares for the quarter. The Company’s share for the quarter ended March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014 was 89.56%, 89.66%, 89.66%, 89.84% and 90.10%, respectively.

Boston Properties, Inc.

First Quarter 2015

RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS

(in thousands, except for per share amounts)

(unaudited)

	March 31, 2015		December 31, 2014		September 30, 2014		June 30, 2014		March 31, 2014
	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)

Basic FFO	$223,733	171,084	$215,467	170,789	$249,178	170,785	$230,410	170,382	$204,039	169,841
Effect of Dilutive Securities
Convertible Preferred Units	—	—	—	—	—	—	230	385	530	874
Stock based compensation	—	643	—	422	—	153	—	160	—	139

Diluted FFO	$223,733	171,727	$215,467	171,211	$249,178	170,938	$230,640	170,927	$204,569	170,854

Less:
Noncontrolling interest - common units of the Operating Partnership’s share of diluted funds from operations	23,261	17,854	22,226	17,661	25,751	17,665	23,349	17,304	20,128	16,811

Company’s share of diluted FFO (1)	$200,472	153,873	$193,241	153,550	$223,427	153,273	$207,291	153,623	$184,441	154,043

FFO per share - basic	$1.31		$1.26		$1.46		$1.35		$1.20

FFO per share - diluted	$1.30		$1.26		$1.46		$1.35		$1.20

(1)	Based on weighted average diluted shares for the quarter. The Company’s share for the quarter ended March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014 was 89.60%, 89.68%, 89.67%, 89.88% and 90.16%, respectively.

Boston Properties, Inc.

First Quarter 2015

Funds Available for Distribution (FAD)

(in thousands)

	Three Months Ended
	31-Mar-15	31-Dec-14	30-Sep-14	30-Jun-14	31-Mar-14
Basic FFO (see page 9)	$223,733	$215,467	$249,178	$230,410	$204,039
2nd generation tenant improvements and leasing commissions	(55,121)	(20,824)	(47,649)	(22,690)	(25,336)
Straight-line rent (1)	(23,164)	(18,639)	(18,281)	(10,672)	(8,140)
Lease transaction costs which qualify as rent inducements (1) (2)	5,929	3,533	1,516	1,605	2,849
Recurring capital expenditures	(8,763)	(12,571)	(12,691)	(9,654)	(7,694)
Fair value interest adjustment (1)	(7,796)	(7,737)	(7,694)	(7,630)	(7,583)
ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment	—	—	—	—	2,438
Fair value lease revenue (1) (3)	(7,081)	(12,236)	(9,207)	(7,425)	(7,501)
Hotel improvements, equipment upgrades and replacements	(491)	(328)	(514)	(495)	(1,557)
Straight-line ground rent expense adjustment (4)	1,196	1,669	1,669	1,708	1,747
Non-real estate depreciation	337	347	332	342	340
Stock-based compensation	11,011	5,391	5,809	6,519	10,380
Non-cash losses from early extinguishments of debt	—	96	—	—	—
Partners’ share of consolidated and unconsolidated joint venture 2nd generation tenant improvement and leasing commissions	1,511	652	6,593	804	2,800
Unearned portion of capitalized fees	5,834	7,810	1,740	1,838	970

Funds available for distribution to common shareholders and common unitholders (FAD)	$147,135	$162,630	$170,801	$184,660	$167,752

Interest Coverage Ratios
(in thousands, except for ratio amounts)

	Three Months Ended
	31-Mar-15	31-Dec-14	30-Sep-14	30-Jun-14	31-Mar-14

Income before gains on sales of real estate	$114,086	$85,323	$109,038	$95,901	$67,756
Interest expense	108,757	117,904	113,308	110,977	113,554
Interest expense from unconsolidated joint ventures	4,977	3,248	3,254	3,270	3,284
Depreciation and amortization expense	154,223	162,430	157,245	154,628	154,270
Depreciation and amortization expense from unconsolidated joint ventures	(5,132)	4,582	5,099	4,986	4,584
Non-cash losses from early extinguishments of debt	—	96	—	—	—
Stock-based compensation	11,011	5,391	5,809	6,519	10,380
Straight-line ground rent expense adjustment (4)	1,196	1,669	1,669	1,708	1,747
Straight-line rent (1)	(23,164)	(18,639)	(18,281)	(10,672)	(8,140)
Lease transaction costs which qualify as rent inducements (1) (2)	5,929	3,533	1,516	1,605	2,849
Fair value lease revenue (1) (3)	(7,081)	(12,236)	(9,207)	(7,425)	(7,501)

Subtotal	364,802	353,301	369,450	361,497	342,783

Excluding Capitalized Interest
Divided by:

Adjusted interest expense (5) (6) (7) (8)	117,410	124,819	120,322	118,043	118,029

Interest Coverage Ratio	3.11	2.83	3.07	3.06	2.90

Including Capitalized Interest
Divided by:

Adjusted interest expense (5) (6) (7) (8) (9)	125,488	132,584	132,641	132,982	135,738

Interest Coverage Ratio	2.91	2.66	2.79	2.72	2.53

(1)	Includes the Company’s share of consolidated and unconsolidated joint venture amounts.
(2)	Consists of lease transaction costs which qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions.
(3)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(4)	For additional information, see page 6.
(5)	Excludes the impact of the ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment of $0, $0, $0, $0 and $2,438 for the three months ended March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014, respectively.
(6)	Excludes consolidated and the Company’s share of unconsolidated joint venture amortization of financing costs of $1,956, $1,987, $1,987, $1,992 and $2,105 for the three months ended March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014, respectively.
(7)	Excludes interest expense of $7,385, $7,271, $7,102, $6,965 and $6,940 for the three months ended March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014, respectively, consisting of the interest expense on the partner loans for the 767 Fifth Avenue (the GM Building) consolidated joint venture, which amount is allocated to the partners within noncontrolling interests in property partnerships. The Company’s share of the interest expense on its loan to the joint venture eliminates in consolidation.
(8)	Excludes consolidated fair value interest adjustment of $13,017, $12,925, $12,849, $12,753 and $12,674 for the three months ended March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014, respectively.
(9)	Includes consolidated and the Company’s share of unconsolidated joint venture capitalized interest of $8,078, $7,765, $12,319, $14,939 and $17,709 for the three months ended March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014, and March 31, 2014, respectively.

Boston Properties, Inc.

First Quarter 2015

CAPITAL STRUCTURE

Consolidated Debt

(in thousands)

Aggregate Principal March 31, 2015

Mortgage Notes Payable	$4,163,749
Mezzanine Notes Payable	306,000
Unsecured Line of Credit	—
Unsecured Senior Notes, at face value	5,300,000

Total Debt	9,769,749
Fair Value Adjustment on Mortgage Notes Payable	125,371
Fair Value Adjustment on Mezzanine Notes Payable	3,475
Discount on Unsecured Senior Notes	(11,899)

Total Consolidated Debt	$9,886,696

Boston Properties Limited Partnership Unsecured Senior Notes

Settlement Date	6/27/2013		4/11/2013		6/11/2012		11/10/2011		11/18/2010		4/19/2010		10/9/2009		Total/Average
Original Principal Amount	$700,000		$500,000		$1,000,000		$850,000		$850,000		$700,000		$700,000		$5,300,000
Principal Amount at Quarter End	$700,000		$500,000		$1,000,000		$850,000		$850,000		$700,000		$700,000		$5,300,000
Yield (on issue date)	3.916%		3.279%		3.954%		3.853%		4.289%		5.708%		5.967%		4.42%
Coupon	3.800%		3.125%		3.850%		3.700%		4.125%		5.625%		5.875%		4.30%
Public Offering Price	99.694%		99.379%		99.779%		99.767%		99.260%		99.891%		99.931%		99.68%
Ratings:
Moody’s	Baa2 (stable	)	Baa2 (stable	)	Baa2 (stable	)	Baa2 (stable	)	Baa2 (stable	)	Baa2 (stable	)	Baa2 (stable	)
S&P	A- (stable	)	A- (stable	)	A- (stable	)	A- (stable	)	A- (stable	)	A- (stable	)	A- (stable	)
Fitch	BBB+ (stable	)	BBB+ (stable	)	BBB+ (stable	)	BBB+ (stable	)	BBB+ (stable	)	BBB+ (stable	)	BBB+ (stable	)
Maturity Date	2/1/2024		9/1/2023		2/1/2023		11/15/2018		5/15/2021		11/15/2020		10/15/2019
Discount	$1,821		$2,591		$1,697		$1,085		$3,993		$456		$256		$11,899

Unsecured Senior Notes, net of discount	$698,179		$497,409		$998,303		$848,915		$846,007		$699,544		$699,744		$5,288,101

Equity

(in thousands)

	Shares/Units Outstanding as of 3/31/2015	Common Stock Equivalents		Equivalent Value (1)
Common Stock	153,402	153,402	(2)	$21,549,913
Common Operating Partnership Units	18,088	18,088	(3)	2,541,002
Series Four Preferred Operating Partnership Units	13	—		633	(4)
5.25% Series B Cumulative Redeemable Preferred Stock	80	—		200,000	(5)

Total Equity		171,490		$24,291,548

Total Consolidated Debt				$9,886,696

Total Consolidated Market Capitalization				$34,178,244

BXP’s share of Unconsolidated Joint Venture Debt				$351,977
Less:
Partners’ Share of Consolidated Debt				$1,174,948
Total Adjusted Debt (6)				$9,063,725

Total Adjusted Market Capitalization (6)				$33,355,273

(1)	Values based on March 31, 2015 closing price of $140.48 per share of common stock, except for the Series Four Preferred Operating Partnership Units which have been valued at the liquidation preference of $50.00 per unit (see Note 4 below) and the shares of Series B Cumulative Redeemable Preferred Stock which have been valued at the liquidation preference of $2,500.00 per share (see Note 5 below).
(2)	Includes 67,010 shares of restricted stock.
(3)	Includes 1,845,626 long-term incentive plan units, but excludes an aggregate of 1,154,553 Multi-Year Long-Term Incentive Program Units.
(4)	The Series Four Preferred Units are not convertible into or exchangeable for any common equity of the Company or Operating Partnership, have a per unit liquidation preference of $50.00 and are entitled to receive quarterly distributions of $0.25 per unit (or an annual rate of 2%).
(5)	On or after March 27, 2018, the Company, at its option, may redeem the Series B Preferred Stock for a cash redemption price of $2,500.00 per share ($25.00 per depositary share), plus all accrued and unpaid dividends. The Series B Preferred Stock is not redeemable by the holders, has no maturity date and is not convertible into or exchangeable for any other security of the Company or its affiliates.
(6)	For disclosures relating to our definition of Total Adjusted Debt and Total Adjusted Market Capitalization, see page 48.

Boston Properties, Inc.

First Quarter 2015

DEBT ANALYSIS (1)

as of March 31, 2015

Debt Maturities and Principal Payments

(in thousands)

	2015	2016	2017	2018	2019	Thereafter	Total
Floating Rate Debt
Mortgage Notes Payable	$—	$—	$—	$—	$—	$—	$—
Unsecured Line of Credit	—	—	—	—	—	—	—

Total Floating Debt	$—	$—	$—	$—	$—	$—	$—

Fixed Rate Debt
Mortgage Notes Payable	$19,160	$608,879	$2,821,750	$18,633	$19,670	$675,657	$4,163,749
Fair Value Adjustment	40,547	50,632	34,192	—	—	—	125,371

Mortgage Notes Payable	59,707	659,511	2,855,942	18,633	19,670	675,657	4,289,120

Mezzanine Notes Payable	—	—	306,000	—	—	—	306,000
Fair Value Adjustment	993	1,389	1,093	—	—	—	3,475

	993	1,389	307,093	—	—	—	309,475

Unsecured Senior Notes, Face Amount	—	—	—	850,000	700,000	3,750,000	5,300,000
Discount Amortization	(1,247)	(1,681)	(1,749)	(1,774)	(1,553)	(3,895)	(11,899)

Unsecured Senior Notes	(1,247)	(1,681)	(1,749)	848,226	698,447	3,746,105	5,288,101

Total Fixed Debt	$59,453	$659,219	$3,161,286	$866,859	$718,117	$4,421,762	$9,886,696

Total Consolidated Debt	$59,453	$659,219	$3,161,286	$866,859	$718,117	$4,421,762	$9,886,696

GAAP Weighted Average Floating Rate Debt	—	—	—	—	—	—	—
GAAP Weighted Average Fixed Rate Debt	5.80%	5.32%	4.07%	3.89%	5.96%	4.36%	4.40%

Total GAAP Weighted Average Rate	5.80%	5.32%	4.07%	3.89%	5.96%	4.36%	4.40%

Total Stated Weighted Average Rate	5.78%	6.43%	5.76%	3.77%	5.87%	4.29%	4.98%

Unsecured Debt

Unsecured Line of Credit - Matures July 26, 2018

(in thousands)

Facility	Outstanding at 3/31/2015	Letters of Credit	Remaining Capacity at 3/31/2015

$1,000,000	$—	$16,503	$983,497

Unsecured and Secured Debt Analysis

	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity

Unsecured Debt	53.49%	4.34%	4.42%	6.4 years
Secured Debt	46.51%	5.72%	4.39%	2.9 years

Total Consolidated Debt	100.00%	4.98%	4.40%	4.8 years

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity

Floating Rate Debt	—	—	—	— years
Fixed Rate Debt	100.00%	4.98%	4.40%	4.8 years

Total Consolidated Debt	100.00%	4.98%	4.40%	4.8 years

Interest Rate Hedging Instruments (2)

(dollars in thousands)

	Notional Amount	Weighted-Average Ten-Year Swap Rate	Effective Date	Termination Date
Forward-starting interest rate swaps	$250,000	2.49%	September 1, 2016	September 1, 2026

(1)	Excludes unconsolidated joint ventures. The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, effects of hedging transactions and adjustments required to reflect loans at their fair values upon acquisition or consolidation.
(2)	On February 19, 2015, the Company commenced a planned interest rate hedging program in contemplation of a financing with a target commencement date in September 2016 and maturity in September 2026. During the three months ended March 31, 2015, the Company entered into five forward-starting interest rate swap contracts, which fixed the ten-year swap rate at a weighted-average rate of approximately 2.49% per annum on notional amounts aggregating $250.0 million. Subsequent to March 31, 2015, the Company entered into two additional contracts with notional amounts aggregating $50.0 million, resulting in a current weighted-average ten-year swap rate for the program of approximately 2.45% per annum on notional amounts aggregating $300.0 million.

Boston Properties, Inc.

First Quarter 2015

DEBT MATURITIES AND PRINCIPAL PAYMENTS (1)

as of March 31, 2015

(in thousands)

Property	2015	2016	2017	2018	2019	Thereafter	Total
767 Fifth Avenue (The General Motors Building) (60% ownership)	$—	$—	$1,300,000	$—	$—	$—	$1,300,000	(2)
599 Lexington Avenue	—	—	750,000	—	—	—	750,000
601 Lexington Avenue (55% ownership)	8,955	12,447	13,051	13,684	14,349	645,531	708,017
John Hancock Tower and Garage	—	—	640,500	—	—	—	640,500	(2)
Embarcadero Center Four	4,378	348,886	—	—	—	—	353,264
Fountain Square (50% ownership)	—	211,250	—	—	—	—	211,250	(2)
505 9th Street (50% ownership)	1,953	2,737	113,596	—	—	—	118,286
New Dominion Technology Park, Building One	1,264	2,672	2,878	3,100	3,340	26,503	39,757
Kingstowne Two and Retail	1,474	29,277	—	—	—	—	30,751	(2)
University Place	1,136	1,610	1,725	1,849	1,981	3,623	11,924

	19,160	608,879	2,821,750	18,633	19,670	675,657	4,163,749

Aggregate Fair Value Adjustments	40,547	50,632	34,192	—	—	—	125,371

	59,707	659,511	2,855,942	18,633	19,670	675,657	4,289,120

Mezzanine Notes Payable (associated with 767 Fifth Avenue (The General Motors Building))(60% ownership)	—	—	306,000	—	—	—	306,000
Fair Value Adjustment	993	1,389	1,093	—	—	—	3,475

	993	1,389	307,093	—	—	—	309,475

Unsecured Senior Notes, Face Amount	—	—	—	850,000	700,000	3,750,000	5,300,000
Aggregate Discount Amortization	(1,247)	(1,681)	(1,749)	(1,774)	(1,553)	(3,895)	(11,899)

	(1,247)	(1,681)	(1,749)	848,226	698,447	3,746,105	5,288,101

Unsecured Line of Credit	—	—	—	—	—	—	—

	$59,453	$659,219	$3,161,286	$866,859	$718,117	$4,421,762	$9,886,696

% of Total Consolidated Debt	0.60%	6.67%	31.98%	8.77%	7.26%	44.72%	100.00%
Balloon Payments	$—	$583,782	$3,107,619	$850,000	$700,000	$4,383,554	$9,624,955
Scheduled Principal Amortization	$19,160	$25,097	$20,131	$18,633	$19,670	$42,103	$144,794

(1)	Excludes unconsolidated joint ventures. For information on our unconsolidated joint venture debt, see page 16.
(2)	This property has a fair value adjustment which is aggregated on the Aggregate Fair Value Adjustments line.

Boston Properties, Inc.

First Quarter 2015

Senior Unsecured Debt Covenant Compliance Ratios

(in thousands)

In the fourth quarter of 2002, the Company’s operating partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented, which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the indenture.

This section presents such ratios as of March 31, 2015 to show that the Company’s Operating Partnership was in compliance with the terms of the indenture, as amended, which has been filed with the SEC. This section also presents certain other indenture-related data which we believe assists investors in the Company’s unsecured debt securities. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the indenture.

	Senior Notes Issued Prior to October 9, 2009	Senior Notes Issued On or After October 9, 2009
	March 31, 2015
Total Assets:
Capitalized Property Value (1)	$21,778,547	$22,255,495
Cash and Cash Equivalents	1,064,396	1,064,396
Investments in Marketable Securities	20,736	20,736
Undeveloped Land, at Cost (including Joint Venture %)	324,469	324,469
Development in Process, at Cost (including Joint Venture %)	941,513	941,513

Total Assets	$24,129,661	$24,606,609

Unencumbered Assets	$15,485,478	$15,775,615

Secured Debt (Fixed and Variable) (2)	$4,163,749	$4,163,749
Mezzanine Notes Payable (3)	306,000	306,000
Joint Venture Debt	351,977	351,977
Related Party Notes Payable	180,000	180,000
Contingent Liabilities & Letters of Credit	21,593	21,593
Unsecured Debt (4)	5,300,000	5,300,000

Total Outstanding Debt	$10,323,319	$10,323,319

Consolidated EBITDA:
Income Before Gains on Sales of Real Estate (per Consolidated Income Statement)	$114,086	$114,086
Subtract: Income from Unconsolidated Joint Ventures (per Consolidated Income Statement)	(14,834)	(14,834)
Subtract: Gains from Investments in Securities (per Consolidated Income Statement)	(393)	(393)
Add: Interest Expense (per Consolidated Income Statement)	108,757	108,757
Add: Depreciation and Amortization (per Consolidated Income Statement)	154,223	154,223

EBITDA	361,839	361,839
Add: Company share of unconsolidated joint venture EBITDA	14,586	14,586

Consolidated EBITDA	$376,425	$376,425

Adjusted Interest Expense:
Interest Expense (per Consolidated Income Statement)	$108,757	$108,757
Add: Company share of unconsolidated joint venture interest expense	4,977	4,977
Less: Amortization of financing costs	(1,956)	(1,956)
Less: Interest expense funded by construction loan draws	—	—

Adjusted Interest Expense	$111,778	$111,778

Covenant Ratios and Related Data	Test	Actual	Actual
Total Outstanding Debt/Total Assets	Less than 60%	42.8%	42.0%
Secured Debt/Total Assets	Less than 50%	20.0%	19.6%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	3.37	3.37
Unencumbered Assets/ Unsecured Debt	Greater than 150%	292.2%	297.7%

Unencumbered Consolidated EBITDA		$241,830	$241,830

Unencumbered Interest Coverage (Unencumbered Consolidated EBITDA to Unsecured Interest Expense)		4.19	4.19

% of Unencumbered Consolidated EBITDA to Consolidated EBITDA		64.2%	64.2%

# of unencumbered properties		138	138

(1)	For senior notes issued prior to October 9, 2009, Capitalized Property Value is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.5% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP. Capitalized Property Value for senior notes issued on or after October 9, 2009 is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP.
(2)	Excludes aggregate fair value adjustment of $125,371.
(3)	Excludes aggregate fair value adjustment of $3,475.
(4)	Excludes aggregate debt discount of $11,899.

Boston Properties, Inc.

First Quarter 2015

UNCONSOLIDATED JOINT VENTURE DEBT ANALYSIS (*)

Debt Maturities and Principal Payments by Property

(in thousands)

Property	2015	2016	2017	2018	2019	Thereafter	Total

Metropolitan Square (51%)	$949	$1,332	$1,410	$1,493	$1,582	$80,327	$87,093
540 Madison Avenue (60%)	—	—	—	72,000	—	—	72,000
Market Square North (50%)	788	1,094	1,148	1,205	1,265	58,090	63,590
901 New York Avenue (25%)	—	—	—	—	—	56,250	56,250
500 North Capitol Street, N.W. (30%)	—	—	—	—	—	31,500	31,500
Annapolis Junction Building One (50%)	210	279	279	19,519	—	—	20,287	(1)
Annapolis Junction Building Six (50%)	6,837	—	—	—	—	—	6,837
Annapolis Junction Building Seven (50%)	—	7,600	—	—	—	—	7,600	(2)
Annapolis Junction Building Eight (50%)	—	—	6,820	—	—	—	6,820	(2)

	$8,784	$10,305	$9,657	$94,217	$2,847	$226,167	$351,977

GAAP Weighted Average Rate	3.12%	3.08%	2.98%	1.99%	5.41%	4.82%	3.93%

% of Total Debt	2.49%	2.93%	2.74%	26.77%	0.81%	64.26%	100.00%

Balloon Payments	$6,837	$7,600	$6,820	$91,519	$—	$221,044	$333,820
Scheduled Amortization	$1,947	$2,705	$2,837	$2,698	$2,847	$5,123	$18,157

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity

Floating Rate Debt	32.26%	1.77%	1.98%	2.8 years
Fixed Rate Debt	67.74%	4.79%	4.85%	6.7 years

Total Debt	100.00%	3.82%	3.93%	5.5 years

(*)	All amounts represent the Company’s share.
(1)	Loan has one, three-year extension option, subject to certain conditions.
(2)	Loan has two, one-year extension options, subject to certain conditions.

Boston Properties, Inc.

First Quarter 2015

UNCONSOLIDATED JOINT VENTURES

Balance Sheet Information

(unaudited and in thousands)

as of March 31, 2015

	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue	Wisconsin Place (1)	Annapolis Junction (2)	500 North Capitol Street, N.W.	North Station (Phase 1 - Air Rights)	1001 6th Street (formerly 501 K Street)	Total Unconsolidated Joint Ventures

Net Equity (3) (4)	$67,809	$(7,345)	$8,850	$(12,907)	$45,283	$25,935	$(2,493)	$5,576	$42,735	$173,443

Mortgage/Construction loans payable (3)	$72,000	$63,590	$87,093	$56,250	$—	$41,544	$31,500	$—	$—	$351,977

BXP’s nominal ownership percentage	60.00%	50.00%	51.00%	25.00%	33.33%	50.00%	30.00%	50.00%	50.00%

Results of Operations

(unaudited and in thousands)

for the three months ended March 31, 2015

	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue		Wisconsin Place (1)	Annapolis Junction (2)	500 North Capitol Street, N.W.	North Station (Phase 1 - Air Rights)	1001 6th Street (formerly 501 K Street)	Total Unconsolidated Joint Ventures
REVENUE
Rental (5)	$6,995	$6,069	$8,278	$7,673		$1,338	$3,844	$3,645	$—	$134	$37,976
Straight-line rent	14	(78)	(55)	1,538		—	(18)	226	—	—	1,627
Fair value lease revenue	(71)	—	—	—		—	—	—	—	—	(71)
Termination Income	—	—	—	—		—	—	—	—	—	—

Total revenue	6,938	5,991	8,223	9,211		1,338	3,826	3,871	—	134	39,532

EXPENSES
Operating	3,524	2,372	3,433	3,316		630	1,463	1,224	—	313	16,275

NET OPERATING INCOME	3,414	3,619	4,790	5,895		708	2,363	2,647	—	(179)	23,257

Interest	552	1,565	2,483	2,076		—	200	1,104	—	—	7,980
Depreciation and amortization	1,869	924	1,838	1,422		1,383	765	870	—	—	9,071

SUBTOTAL	2,421	2,489	4,321	3,498		1,383	965	1,974	—	—	17,051

NET INCOME/(LOSS)	$993	$1,130	$469	$2,397		$(675)	$1,398	$673	$—	$(179)	$6,206

BXP’s share of net income/(loss)	$596	$565	$239	$12,656	(6)	$(225)	$699	$202	$—	$(90)	14,642

Basis differential (7)	182	(2)	17	(6)		(7)	(1)	9	—	—	192

Income/(loss) from unconsolidated joint ventures	$778	$563	$256	$12,650	(6)	$(232)	$698	$211	$—	$(90)	$14,834

BXP’s share of depreciation & amortization	996	469	948	(8,661	) (6)	466	387	263	—	—	(5,132)

BXP’s share of Funds from Operations (FFO)	$1,774	$1,032	$1,204	$3,989		$234	$1,085	$474	$—	$(90)	$9,702

BXP’s share of net operating income/(loss) (5)	$2,056	$1,810	$2,443	$6,155	(6)	$236	$1,182	$794	$—	$(90)	$14,586

(1)	Represents the Company’s interest in the joint venture entity that owns the land, parking garage and infrastructure. The Company’s entity that owns 100% of the office component of the project is consolidated within the accounts of the Company.
(2)	Annapolis Junction includes two properties in service, two properties in development and two undeveloped land parcels.
(3)	Represents the Company’s share.
(4)	As of December 31, 2014, certain investments with deficit balances aggregating ($22,745) have been reflected within Other Liabilities on the Company’s Consolidated Balance Sheet.
(5)	Includes management services income.
(6)	Reflects the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement. On December 17, 2014, 901 New York Avenue’s $170.0 million mortgage loan was refinanced with a new 10-year mortgage loan totaling $225.0 million (the Company’s share being 25%). As a result of the achievement of preferred returns, the Company was distributed $24.5 million or 49% of the excess loan proceeds in Q1 2015.
(7)	Represents adjustments related to the carrying values and depreciation of certain of the Company’s investment in unconsolidated joint ventures.

Boston Properties, Inc.

First Quarter 2015

CONSOLIDATED JOINT VENTURES

(unaudited and in thousands)

Balance Sheets

as of March 31, 2015

BXP’s nominal ownership percentage	60.00%		55.00%	95.00%	50.00%	50.00%

			Norges Joint Ventures
	767 Fifth Avenue (The GM Building)		Times Square Tower 601 Lexington Avenue 100 Federal Street Atlantic Wharf Office	Salesforce Tower	Fountain Square	505 9th Street	Total Consolidated Joint Ventures

ASSETS
Real estate, net	$3,531,726		$2,277,196	$382,128	$364,180	$106,939	$6,662,169
Cash and cash held in escrows	77,924		138,821	8,986	17,598	4,028	247,357
Other assets	117,616		168,257	—	9,444	9,092	304,409

Total assets	$3,727,266		$2,584,274	$391,114	$391,222	$120,059	$7,213,935

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable	$1,410,406		$708,017	$—	$218,490	$118,286	$2,455,199
Mezzanine notes payable	309,474		—	—	—	—	309,474
Related party notes payable	180,000		—	—	—	—	180,000
Accrued interest on related party notes	96,029		—	—	—	—	96,029
Other liabilities	192,873		67,317	32,155	10,212	5,496	308,053

Total liabilities	2,188,782		775,334	32,155	228,702	123,782	3,348,755

Equity:
Boston Properties	1,088,932	(1)	672,241	342,384	57,000	(322)	2,160,235
Redeemable interest in property partnership	—		—	—	105,520	—	105,520
Noncontrolling interests	449,552		1,136,699	16,575	—	(3,401)	1,599,425	(2)

Total equity	1,538,484		1,808,940	358,959	162,520	(3,723)	3,865,180

Total liabilities and equity	$3,727,266		$2,584,274	$391,114	$391,222	$120,059	$7,213,935

Income Statements

for the three months ended March 31, 2015

BXP’s nominal ownership percentage	60.00%	55.00%	95.00%	50.00%		50.00%

		Norges Joint Ventures
	767 Fifth Avenue (The GM Building)	Times Square Tower 601 Lexington Avenue 100 Federal Street Atlantic Wharf Office	Salesforce Tower	Fountain Square		505 9th Street	Total Consolidated Joint Ventures
REVENUE
Rental	$64,472	$92,330	$—	$9,144		$5,964	$171,910
Straight-line rent	7,691	1,887	—	448		(44)	9,982
Fair value lease revenue	6,112	954	—	(56)		—	7,010
Parking and other	925	1,414	—	42		605	2,986

Total revenue	79,200	96,585	—	9,578		6,525	191,888

EXPENSES
Operating	25,293	32,513	—	3,110		2,400	63,316

NET OPERATING INCOME	53,907	64,072	—	6,468		4,125	128,572

Management services income	(341)	(437)	—	(2)		—	(780)
Interest and other income	(11)	(277)	—	(1)		—	(289)
Interest expense	23,535	8,504	—	3,053		1,745	36,837
Interest expense - partner notes	7,385	—	—	—		—	7,385
Fair value adjustment to interest expense	(10,998)	—	—	(1,643)		—	(12,641)
Depreciation and amortization	28,782	20,856	—	4,708		874	55,220
Other	—	—	—	—		—	—

SUBTOTAL	48,352	28,646	—	6,115		2,619	85,732

NET INCOME/(LOSS)	$5,555	$35,426	$—	$353		$1,506	$42,840

Reconciliation of partners’ noncontrolling interest (NCI):
Add back depreciation & amortization - BXP basis difference	$8	$23	$—	$27		$30	$88
Special allocation - BXP basis	—	(101)	—	—		—	(101)
Add back partners’ share of partner loan interest	7,385	—	—	—		—	7,385

Partners’ net income/(loss) before interest allocation	12,948	35,348	—	380		1,536	50,212

Partners’ NCI share of net income before interest allocation	5,179	15,906	—	190		768	22,043
Partners’ share of partner loan interest	(7,385)	—	—	—		—	(7,385)
Allocation of management and other fees to non-controlling partner	(580)	(808)	—	(115)		(100)	(1,603)
Accretion and adjustments	—	—	—	2,153	(3)	—	2,153

Partners’ NCI	$(2,786)	$15,098	$—	$2,228		$668	$15,208

Reconciliation of partners’ share of FFO:
Net income/(loss)	$5,555	$35,426	$—	$353		$1,506	$42,840
Special allocation - BXP basis	—	(101)	—	—		—	(101)
Add back depreciation & amortization	28,782	20,856	—	4,708		874	55,220

Entity FFO	34,337	56,181	—	5,061		2,380	97,959

Partners’ share of net income/(loss)	2,223	15,941	—	190		753	19,107
Partners’ share of partner loan interest not in partner’s share of entity FFO	(4,432)	—	—	—		—	(4,432)
Allocation of management and other fees to non-controlling partner	(580)	(808)	—	(115)		(100)	(1,603)
Partners’ share of depreciation and amortization	11,513	9,385	—	—		437	21,335
Accretion and adjustments	—	(45)	—	2,153	(3)	—	2,108

Partners’ share FFO	$8,724	$24,473	$—	$2,228		$1,090	$36,515

Reconciliation of BXP share of FFO
BXP share of net income/(loss) adjusted for partners’ NCI	8,341	20,328	—	(1,875	) (3)	839	27,632
Depreciation & amortization - BXP basis difference	8	23	—	27		30	88
Other adjustment (4)	91	18	—	8		—	117
BXP share of depreciation & amortization	17,264	11,458	—	4,681	(3)	422	33,825

BXP share of FFO	$25,704	$31,827	$—	$2,841		$1,291	$61,662

Unearned portion of capitalized fees (4)	$268	$5,561	$—	$5		$—	$5,834

(1)	BXP equity adjusted for related party notes and accrued interest that are allocated to our partners through NCI.
(2)	Amount excludes preferred shareholders capital of approximately $0.1 million.
(3)	The allocation of net income and FFO to the NCI partner reflects the accretion to their redemption value, which redemption is scheduled to occur in Q1 2016.
(4)	Capitalized fees are eliminated in consolidation and recognized in FFO over the life of the asset as depreciation and amortization are added back to the Company’s net income.

Boston Properties, Inc.

First Quarter 2015

PORTFOLIO OVERVIEW

Rentable Square Footage and Percentage of Combined Net Operating Income of In-Service Properties by Location and Type of Property for the Quarter Ended March 31, 2015 (1) (2)

Geographic Area	Square Feet Office (3)		% of NOI Office (4)	Square Feet Office/ Technical	% of NOI Office/ Technical (4)	Square Feet Total (3)		Square Feet % of Total	% of NOI Residential (4)	% of NOI Hotel (4)	% of NOI Total (4)

Boston	13,267,352	(5)	24.8%	392,530	1.1%	13,659,882	(5)	33.0%	0.2%	0.4%	26.5%
New York	11,562,583	(5)	40.9%	—	—	11,562,583	(5)	27.9%	—	—	40.9%
San Francisco	5,487,302		11.2%	570,053	1.2%	6,057,355		14.6%	—	—	12.4%
Washington, DC	9,386,768	(5)	19.0%	738,829	0.5%	10,125,597	(5)	24.5%	0.7%	—	20.2%

	39,704,005		95.9%	1,701,412	2.8%	41,405,417		100.0%	0.9%	0.4%	100.0%

% of Total	95.9%			4.1%		100.0%

Percentage of Combined Net Operating Income of In-Service Properties by Location and Type of Property (2) (4)

Geographic Area	CBD	Suburban	Total

Boston	21.1%	5.4%	26.5%
New York	38.6%	2.3%	40.9%
San Francisco	9.5%	2.9%	12.4%
Washington, DC	9.3%	10.9%	20.2%

Total	78.5%	21.5%	100.0%

Hotel Properties

Hotel Properties	Number of Rooms	Square Feet (6)
Boston Marriott Cambridge, Cambridge, MA	433	334,260

Total Hotel Properties	433	334,260

Residential Properties

Residential Properties	Number of Units	Square Feet
The Avant at Reston Town Center, Reston, VA	359	355,347	(7)
The Lofts at Atlantic Wharf, Boston, MA	86	87,097	(8)

Total Residential Properties	445	442,444

Structured Parking

	Number of Spaces	Square Feet

Total Structured Parking	43,341	14,723,366

(1)	For disclosures relating to our definition of In-Service Properties, see page 49.
(2)	Combined Net Operating Income is a non-GAAP financial measure. For a quantitative reconciliation of Combined NOI to net income available to common shareholders, see page 41. For disclosures relating to our use of Combined NOI see page 49.
(3)	Includes approximately 2,200,000 square feet of retail space.
(4)	The calculation for percentage of Combined Net Operating Income excludes termination income.
(5)	Includes 100% of the rentable square footage of our In-Service Properties. For disclosures relating to our In-Service Properties, see pages 20-22.
(6)	Includes 4,260 square feet of retail space.
(7)	Includes 26,179 square feet of retail space.
(8)	Includes 9,617 square feet of retail space.

Boston Properties, Inc.

First Quarter 2015

In-Service Property Listing

as of March 31, 2015

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Boston
Office
John Hancock Tower	CBD Boston MA	1	1,730,102	77.0%	$60.88	Y	CBD
100 Federal Street (55% ownership)	CBD Boston MA	1	1,265,411	85.6%	50.63	N	CBD
800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,227,964	92.8%	55.52	N	CBD
111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	860,455	97.2%	61.23	N	CBD
Atlantic Wharf Office (55% ownership)	CBD Boston MA	1	793,827	100.0%	63.16	N	CBD
101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	505,249	32.6%	47.22	N	CBD
The Shops at the Prudential Center	CBD Boston MA	1	501,593	94.9%	79.12	N	CBD
Star Market at the Prudential Center	CBD Boston MA	1	57,235	100.0%	54.33	N	CBD
255 Main Street (formerly One Cambridge Center)	East Cambridge MA	1	215,629	100.0%	54.04	N	CBD
325 Main Street (formerly Three Cambridge Center)	East Cambridge MA	1	115,061	100.0%	43.75	N	CBD
90 Broadway (formerly Four Cambridge Center)	East Cambridge MA	1	222,656	97.1%	49.59	N	CBD
355 Main Street (formerly Five Cambridge Center)	East Cambridge MA	1	264,708	100.0%	61.50	N	CBD
150 Broadway (formerly Eight Cambridge Center)	East Cambridge MA	1	177,226	100.0%	46.78	N	CBD
105 Broadway (formerly Ten Cambridge Center)	East Cambridge MA	1	152,664	100.0%	45.26	N	CBD
145 Broadway (formerly Eleven Cambridge Center)	East Cambridge MA	1	79,616	100.0%	59.29	N	CBD
300 Binney Street (formerly Seventeen Cambridge Center)	East Cambridge MA	1	195,191	100.0%	51.38	N	CBD
University Place	Mid-Cambridge MA	1	195,282	100.0%	44.20	Y	CBD
Bay Colony Corporate Center	Route 128 Mass Turnpike MA	4	996,317	80.5%	34.42	N	S
Reservoir Place	Route 128 Mass Turnpike MA	1	528,885	97.6%	34.92	N	S
Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	100.0%	31.47	N	S
140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,987	99.5%	36.60	N	S
230 CityPoint	Route 128 Mass Turnpike MA	1	300,573	96.9%	33.16	N	S
77 CityPoint	Route 128 Mass Turnpike MA	1	209,707	100.0%	45.50	N	S
195 West Street	Route 128 Mass Turnpike MA	1	63,500	100.0%	39.43	N	S
200 West Street	Route 128 Mass Turnpike MA	1	256,245	96.2%	33.25	N	S
Weston Corporate Center	Route 128 Mass Turnpike MA	1	356,995	100.0%	48.45	N	S
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	306,687	79.6%	32.94	N	S
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	24.15	N	S
91 Hartwell Avenue	Route 128 Northwest MA	1	120,458	73.2%	25.71	N	S
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	40.43	N	S
100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	40.59	N	S
33 Hayden Avenue	Route 128 Northwest MA	1	80,872	100.0%	41.16	N	S
Lexington Office Park	Route 128 Northwest MA	2	166,759	84.6%	26.90	N	S
191 Spring Street	Route 128 Northwest MA	1	158,900	100.0%	31.67	N	S
181 Spring Street	Route 128 Northwest MA	1	55,793	100.0%	30.64	N	S
201 Spring Street	Route 128 Northwest MA	1	106,300	100.0%	35.70	N	S
40 Shattuck Road	Route 128 Northwest MA	1	121,542	73.3%	22.70	N	S
Quorum Office Park	Route 128 Northwest MA	2	267,527	90.0%	17.75	N	S

		45	13,267,352	88.9%	$49.08

Office/Technical
415 Main Street (formerly Seven Cambridge Center)	East Cambridge MA	1	231,028	100.0%	$91.61	N	CBD
250 Binney Street (formerly Fourteen Cambridge Center)	East Cambridge MA	1	67,362	100.0%	41.40	N	CBD
17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	0.0%	—	N	S
164 Lexington Road	Route 128 Northwest MA	1	64,140	0.0%	—	N	S

		4	392,530	76.0%	$80.28

Total Boston:		49	13,659,882	88.5%	$49.85

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.

Boston Properties, Inc.

First Quarter 2015

In-Service Property Listing (continued)

as of March 31, 2015

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)

New York
Office
599 Lexington Avenue	Park Avenue NY	1	1,055,421	92.1%	$84.16	Y	CBD
601 Lexington Avenue (55% ownership)	Park Avenue NY	1	1,632,073	97.9%	93.74	Y	CBD
399 Park Avenue	Park Avenue NY	1	1,710,383	98.9%	86.59	N	CBD
Times Square Tower (55% ownership)	Times Square NY	1	1,247,454	100.0%	73.71	N	CBD
(2) 250 West 55th Street	Times Square / West Side NY	1	988,309	64.1%	84.69	N	CBD
767 Fifth Avenue (The GM Building) (60% ownership)	Plaza District NY	1	1,818,472	96.7%	147.15	Y	CBD
510 Madison Avenue	Fifth/Madison Avenue NY	1	355,598	89.1%	116.02	N	CBD
540 Madison Avenue (60% ownership)	Fifth/Madison Avenue NY	1	283,695	87.1%	105.63	Y	CBD

		8	9,091,405	93.1%	$99.89

101 Carnegie Center	Princeton NJ	1	125,468	83.9%	$31.44	N	S
104 Carnegie Center	Princeton NJ	1	102,830	87.1%	33.23	N	S
105 Carnegie Center	Princeton NJ	1	69,955	62.7%	31.65	N	S
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	31.93	N	S
202 Carnegie Center	Princeton NJ	1	134,068	57.1%	36.12	N	S
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	31.23	N	S
210 Carnegie Center	Princeton NJ	1	162,372	79.3%	34.82	N	S
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	33.59	N	S
212 Carnegie Center	Princeton NJ	1	151,547	86.1%	36.00	N	S
214 Carnegie Center	Princeton NJ	1	150,774	81.3%	33.01	N	S
302 Carnegie Center	Princeton NJ	1	64,926	100.0%	35.25	N	S
502 Carnegie Center	Princeton NJ	1	121,460	90.0%	35.62	N	S
504 Carnegie Center	Princeton NJ	1	121,990	100.0%	32.59	N	S
506 Carnegie Center	Princeton NJ	1	149,110	100.0%	33.44	N	S
508 Carnegie Center	Princeton NJ	1	134,433	100.0%	33.10	N	S
510 Carnegie Center	Princeton NJ	1	234,160	100.0%	33.29	N	S
701 Carnegie Center	Princeton NJ	1	120,000	100.0%	39.04	N	S

		16	2,058,381	89.7%	$33.89

One Tower Center	East Brunswick NJ	1	412,797	34.7%	$30.94	N	S

		1	412,797	34.7%	$30.94

	Total New York:	25	11,562,583	90.4%	$87.29

San Francisco
Office
Embarcadero Center One	CBD San Francisco CA	1	830,776	94.0%	$51.80	N	CBD
Embarcadero Center Two	CBD San Francisco CA	1	779,800	95.1%	55.57	N	CBD
Embarcadero Center Three	CBD San Francisco CA	1	774,981	98.0%	47.70	N	CBD
Embarcadero Center Four	CBD San Francisco CA	1	934,407	92.0%	59.08	Y	CBD

		4	3,319,964	94.6%	$53.65

(2) 680 Folsom Street	CBD San Francisco CA	2	524,793	91.8%	$55.28	N	CBD
611 Gateway	South San Francisco CA	1	260,337	81.2%	37.42	N	S
601 and 651 Gateway	South San Francisco CA	2	506,280	99.6%	37.49	N	S
(3) North First Business Park	San Jose CA	5	190,636	100.0%	15.94	N	S
3100-3130 Zanker Road (formerly 3200 Zanker Road)	San Jose CA	4	543,900	19.5%	20.55	N	S
2440 West El Camino Real	Mountain View CA	1	141,392	100.0%	52.29	N	S

		15	2,167,338	75.5%	$40.40

Office/Technical
Mountain View Research Park	Mountain View CA	15	540,433	100.0%	$36.52	N	S
453 Ravendale Drive	Mountain View CA	1	29,620	100.0%	24.41	N	S

		16	570,053	100.0%	$35.96

Total San Francisco:		35	6,057,355	88.3%	$47.68

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Not included in Same Property analysis.
(3)	Property held for redevelopment.

Boston Properties, Inc.

First Quarter 2015

In-Service Property Listing (continued)

as of March 31, 2015

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)

Washington, DC
Office
Capital Gallery	Southwest Washington DC	1	631,029	96.9%	$56.58	N	CBD
500 E Street, S.W.	Southwest Washington DC	1	251,994	100.0%	45.55	N	CBD
Metropolitan Square (51% ownership)	East End Washington DC	1	589,288	88.6%	56.03	Y	CBD
Market Square North (50% ownership)	East End Washington DC	1	406,960	94.8%	61.43	Y	CBD
505 9th Street, N.W. (50% ownership)	East End Washington DC	1	321,943	100.0%	73.88	Y	CBD
901 New York Avenue (25% ownership)	East End Washington DC	1	539,679	100.0%	66.53	Y	CBD
2200 Pennsylvania Avenue	CBD Washington DC	1	458,831	98.1%	84.98	N	CBD
1333 New Hampshire Avenue	CBD Washington DC	1	315,371	93.1%	53.82	N	CBD
1330 Connecticut Avenue	CBD Washington DC	1	252,136	100.0%	59.87	N	CBD
Sumner Square	CBD Washington DC	1	208,892	98.5%	48.25	N	CBD
500 North Capitol Street, N.W. (30% ownership)	Capitol Hill Washington DC	1	230,859	91.1%	65.40	Y	CBD
Annapolis Junction Building One (50% ownership)	Anne Arundel County MD	1	117,599	70.7%	144.25	Y	S
Annapolis Junction Building Six (50% ownership)	Anne Arundel County MD	1	119,339	48.9%	29.02	Y	S
2600 Tower Oaks Boulevard	Montgomery County MD	1	179,369	63.2%	37.04	N	S
Wisconsin Place Office	Montgomery County MD	1	299,186	100.0%	52.57	N	S
Fountain Square (50% ownership)	Fairfax County VA	2	521,707	97.8%	45.24	Y	S
Fountain Square Retail (50% ownership)	Fairfax County VA	1	234,349	95.4%	54.70	Y	S
Democracy Tower	Fairfax County VA	1	259,441	100.0%	56.58	N	S
Kingstowne One	Fairfax County VA	1	151,483	88.6%	39.86	N	S
Kingstowne Two	Fairfax County VA	1	156,251	85.6%	41.14	Y	S
Kingstowne Retail	Fairfax County VA	1	88,288	100.0%	33.86	Y	S
One Freedom Square	Fairfax County VA	1	432,581	99.6%	45.44	N	S
Two Freedom Square	Fairfax County VA	1	421,757	98.8%	43.82	N	S
One Reston Overlook	Fairfax County VA	1	319,519	100.0%	36.68	N	S
Two Reston Overlook	Fairfax County VA	1	134,615	100.0%	34.84	N	S
One and Two Discovery Square	Fairfax County VA	2	366,990	100.0%	42.40	N	S
New Dominion Technology Park - Building One	Fairfax County VA	1	235,201	100.0%	32.95	Y	S
New Dominion Technology Park - Building Two	Fairfax County VA	1	257,400	100.0%	39.37	N	S
Reston Corporate Center	Fairfax County VA	2	261,046	100.0%	38.82	N	S
South of Market	Fairfax County VA	3	623,665	89.3%	51.89	N	S

		35	9,386,768	95.1%	$53.21

Office/Technical
7435 Boston Boulevard	Fairfax County VA	1	103,557	67.1%	$22.64	N	S
7451 Boston Boulevard	Fairfax County VA	1	45,615	67.4%	25.56	N	S
7450 Boston Boulevard	Fairfax County VA	1	62,402	0.0%	—	N	S
7374 Boston Boulevard	Fairfax County VA	1	57,321	100.0%	17.58	N	S
8000 Grainger Court	Fairfax County VA	1	88,775	37.6%	23.02	N	S
7500 Boston Boulevard	Fairfax County VA	1	79,971	100.0%	16.14	N	S
7501 Boston Boulevard	Fairfax County VA	1	75,756	100.0%	28.14	N	S
7601 Boston Boulevard	Fairfax County VA	1	114,028	100.0%	18.39	N	S
7375 Boston Boulevard	Fairfax County VA	1	26,865	100.0%	24.16	N	S
8000 Corporate Court	Fairfax County VA	1	52,539	100.0%	13.12	N	S
7300 Boston Boulevard	Fairfax County VA	1	32,000	100.0%	20.60	N	S

		11	738,829	77.4%	$20.35

Total Washington, DC:		46	10,125,597	93.8%	$51.23

Total In-Service Properties:		155	41,405,417	90.3%	$60.36

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.

Boston Properties, Inc.

First Quarter 2015

TOP 20 TENANTS LISTING AND PORTFOLIO TENANT DIVERSIFICATION

TOP 20 TENANTS BY SQUARE FEET LEASED

	Tenant	Sq. Ft.		% of Portfolio

1	US Government	1,679,405	(1)	4.06%
2	Citibank	984,692	(2)	2.38%
3	Biogen	772,212		1.87%
4	Bank of America	758,995	(3)	1.83%
5	Wellington Management	707,568	(4)	1.71%
6	Kirkland & Ellis	612,769	(5)	1.48%
7	Genentech	570,770		1.38%
8	Ropes & Gray	528,931		1.28%
9	O’Melveny & Myers	504,902	(6)	1.22%
10	Shearman & Sterling	450,258		1.09%
11	Weil Gotshal Manges	448,351	(7)	1.08%
12	Microsoft	382,532		0.92%
13	Finnegan Henderson Farabow	362,405	(8)	0.88%
14	Ann Inc. (fka Ann Taylor Corp.)	351,026	(9)	0.85%
15	Morgan Lewis Bockius	348,151		0.84%
16	Google	330,313		0.80%
17	PTC	320,655		0.78%
18	Mass Financial Services	301,668		0.73%
19	Aramis (Estee Lauder)	295,610	(10)	0.71%
20	Manufacturers Investment (Manulife)	284,640		0.69%

	Total % of Portfolio Square Feet			26.58%
	Total % of Portfolio Revenue			30.02%
	Total % of Boston Properties’ Share of Portfolio Revenue			27.52%

Notable Signed Deals (11)

Tenant	Property	Sq. Ft.
salesforce.com	Salesforce Tower	714,000
Arnold & Porter	601 Massachusetts Avenue	376,000
Blue Cross and Blue Shield of Massachusetts	101 Huntington Avenue	308,000

(1)	Includes 92,620 & 104,874 square feet of space in properties in which Boston Properties has a 51% & 50% interest, respectively.
(2)	Includes 443,141, 10,080 & 2,761 square feet of space in properties in which Boston Properties has a 55%, 60%, and 51% interest, respectively.
(3)	Includes 690,908 & 50,887 square feet of space in properties in which Boston Properties has a 55% & 60% interest, respectively.
(4)	Includes 696,809 square feet of space in properties in which Boston Properties has a 55% interest.
(5)	Includes 391,662 & 221,107 square feet of space in properties in which Boston Properties has a 55% & 51% interest, respectively.
(6)	Includes 325,750 square feet of space in a property in which Boston Properties has a 55% interest.
(7)	Includes 420,204 & 28,147 square feet of space in properties in which Boston Properties has a 60% & 55% interest, respectively.
(8)	Includes 292,548 square feet of space in a property in which Boston Properties has a 25% interest.
(9)	Includes 331,209 square feet of space in a property in which Boston Properties has a 55% interest.
(10)	Includes 295,610 square feet of space in a property in which Boston Properties has a 60% interest.
(11)	Represents leases signed with occupancy commencing in the future.

TENANT DIVERSIFICATION (GROSS RENT)

Boston Properties, Inc.

First Quarter 2015

IN-SERVICE OFFICE PROPERTIES

Lease Expirations (1) (2) (3)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2015	1,763,658	$83,437,361	$47.31	$84,223,139	$47.75	4.68	% (4)
2016	2,749,193	143,590,097	52.23	145,700,745	53.00	7.29%
2017	3,291,800	203,303,179	61.76	206,826,765	62.83	8.73%
2018	1,637,816	97,587,999	59.58	100,646,566	61.45	4.35%
2019	3,014,394	163,746,306	54.32	170,149,226	56.45	8.00%
2020	3,744,843	231,821,967	61.90	246,848,621	65.92	9.94%
2021	2,347,891	129,748,123	55.26	145,071,528	61.79	6.23%
2022	3,761,991	207,997,323	55.29	230,819,520	61.36	9.98%
2023	966,276	52,750,364	54.59	61,339,434	63.48	2.56%
2024	2,401,916	137,837,308	57.39	154,643,090	64.38	6.37%
Thereafter	8,624,772	596,076,227	69.11	774,846,567	89.84	22.88%

Occupancy By Location (2) (5)

	CBD		Suburban		Total
Location	31-Mar-15	31-Mar-14	31-Mar-15	31-Mar-14	31-Mar-15	31-Mar-14

Boston	87.6%	95.3%	91.3%	87.6%	88.9%	92.6%
New York	93.1%	97.5%	80.5%	79.8%	90.4%	93.3%
San Francisco	94.2%	94.4%	70.3%	68.8%	87.1%	85.9%
Washington, DC	96.1%	94.7%	94.3%	96.1%	95.1%	95.5%

Total Portfolio	91.9%	95.8%	88.0%	87.6%	90.6%	92.7%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.
(5)	Includes approximately 2,200,000 square feet of retail space.

Boston Properties, Inc.

First Quarter 2015

IN-SERVICE OFFICE/TECHNICAL PROPERTIES

Lease Expirations (1) (2) (3)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2015	159,885	$4,362,755	$27.29	$4,362,755	$27.29	9.40%
2016	317,784	23,544,223	74.09	23,683,512	74.53	18.68%
2017	132,163	4,762,327	36.03	4,927,900	37.29	7.77%
2018	28,364	1,047,596	36.93	1,258,001	44.35	1.67%
2019	455,206	13,702,466	30.10	15,367,408	33.76	26.75%
2020	114,375	2,738,940	23.95	2,889,207	25.26	6.72%
2021	109,860	1,697,118	15.45	1,817,892	16.55	6.46%
2022	—	—	—	—	—	0.00%
2023	—	—	—	—	—	0.00%
2024	82,188	3,122,840	38.00	3,781,137	46.01	4.83%
Thereafter	23,439	452,293	19.30	540,892	23.08	1.38%

Occupancy By Location

	CBD		Suburban		Total
Location	31-Mar-15	31-Mar-14	31-Mar-15	31-Mar-14	31-Mar-15	31-Mar-14

Boston	100.0%	100.0%	0.0%	0.0%	76.0%	76.0%
New York	N/A	N/A	N/A	N/A	N/A	N/A
San Francisco	N/A	N/A	100.0%	87.1%	100.0%	87.1%
Washington, DC	N/A	N/A	77.4%	89.7%	77.4%	89.7%

Total Portfolio	100.0%	100.0%	81.4%	83.1%	84.7%	85.8%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

First Quarter 2015

IN-SERVICE RETAIL PROPERTIES

Lease Expirations (1) (2) (3)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2015	90,094	$10,684,797	$118.60	$10,807,765	$119.96	4.48	% (4)
2016	201,600	16,634,353	82.51	16,656,433	82.62	10.02%
2017	209,851	29,673,761	141.40	30,613,087	145.88	10.43%
2018	242,424	20,719,658	85.47	22,061,567	91.00	12.05%
2019	86,370	6,598,592	76.40	6,823,709	79.01	4.29%
2020	159,616	8,254,465	51.71	10,681,227	66.92	7.93%
2021	114,129	7,212,224	63.19	7,893,791	69.17	5.67%
2022	235,624	18,171,666	77.12	20,300,380	86.16	11.71%
2023	194,535	17,492,706	89.92	20,044,816	103.04	9.67%
2024	99,261	9,095,490	91.63	10,814,682	108.95	4.93%
Thereafter	378,183	26,689,422	70.57	36,908,202	97.59	18.80%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.

Boston Properties, Inc.

First Quarter 2015

GRAND TOTAL OF ALL

IN-SERVICE PROPERTIES

Lease Expirations (1) (2) (3)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2015	2,013,637	$98,484,913	$48.91	$99,393,659	$49.36	4.86	% (4)
2016	3,268,577	183,768,672	56.22	186,040,690	56.92	7.89%
2017	3,633,814	237,739,267	65.42	242,367,752	66.70	8.78%
2018	1,908,604	119,355,252	62.54	123,966,134	64.95	4.61%
2019	3,555,970	184,047,364	51.76	192,340,343	54.09	8.59%
2020	4,018,834	242,815,373	60.42	260,419,055	64.80	9.71%
2021	2,571,880	138,657,466	53.91	154,783,211	60.18	6.21%
2022	3,997,615	226,168,989	56.58	251,119,900	62.82	9.65%
2023	1,160,811	70,243,070	60.51	81,384,250	70.11	2.80%
2024	2,583,365	150,055,638	58.09	169,238,909	65.51	6.24%
Thereafter	9,026,394	623,217,942	69.04	812,295,660	89.99	21.80%

Occupancy By Location (2) (5)

	CBD		Suburban		Total
Location	31-Mar-15	31-Mar-14	31-Mar-15	31-Mar-14	31-Mar-15	31-Mar-14

Boston	88.0%	95.5%	89.5%	85.8%	88.5%	92.1%
New York	93.1%	97.5%	80.5%	79.8%	90.4%	93.3%
San Francisco	94.2%	94.4%	77.9%	74.6%	88.3%	86.1%
Washington, DC	96.1%	94.7%	92.2%	95.4%	93.8%	95.2%

Total Portfolio	92.0%	95.9%	87.4%	87.2%	90.3%	92.4%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.
(5)	Includes approximately 2,200,000 square feet of retail space, excluding our residential and hotel properties.

Boston Properties, Inc.

First Quarter 2015

IN-SERVICE BOSTON REGION PROPERTIES

Lease Expirations - Boston Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2015	609,942	$23,506,482	$38.54	$23,641,631	$38.76	(4)	—	$—	$—	$—	$—
2016	721,765	28,188,038	39.05	29,482,556	40.85		225,532	20,741,856	91.97	20,741,856	91.97
2017	749,631	29,848,287	39.82	30,428,862	40.59		—	—	—	—	—
2018	444,491	18,013,092	40.53	18,638,079	41.93		—	—	—	—	—
2019	1,300,992	61,174,894	47.02	62,413,281	47.97		—	—	—	—	—
2020	461,006	21,511,287	46.66	23,301,122	50.54		—	—	—	—	—
2021	799,108	29,880,848	37.39	31,352,858	39.23		—	—	—	—	—
2022	1,564,128	73,981,800	47.30	81,081,048	51.84		—	—	—	—	—
2023	290,923	17,158,723	58.98	18,995,725	65.29		—	—	—	—	—
2024	398,434	18,431,806	46.26	20,415,401	51.24		67,362	2,788,472	41.40	3,394,730	50.40
Thereafter	3,727,544	209,202,263	56.12	251,313,509	67.42		—	—	—	—	—

	RETAIL					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2015	32,583	$7,123,852	$218.64	$7,244,908	$222.35	642,525	$30,630,334	$47.67	$30,886,540	$48.07	(4)
2016	12,315	1,920,508	155.95	1,924,930	156.31	959,612	50,850,402	52.99	52,149,342	54.34	(5)
2017	46,004	3,436,935	74.71	3,449,566	74.98	795,635	33,285,222	41.83	33,878,428	42.58
2018	137,623	6,306,719	45.83	6,417,350	46.63	582,114	24,319,811	41.78	25,055,429	43.04
2019	14,914	2,538,846	170.23	2,612,898	175.20	1,315,906	63,713,740	48.42	65,026,180	49.42
2020	94,768	4,440,911	46.86	6,552,110	69.14	555,774	25,952,199	46.70	29,853,232	53.71
2021	38,642	2,603,609	67.38	2,793,247	72.29	837,750	32,484,457	38.78	34,146,106	40.76
2022	126,196	5,847,557	46.34	6,419,193	50.87	1,690,324	79,829,357	47.23	87,500,240	51.77
2023	77,609	6,937,220	89.39	7,767,044	100.08	368,532	24,095,943	65.38	26,762,769	72.62
2024	70,570	4,154,992	58.88	4,558,268	64.59	536,366	25,375,270	47.31	28,368,398	52.89
Thereafter	134,353	5,781,120	43.03	6,988,230	52.01	3,861,897	214,983,383	55.67	258,301,739	66.88

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.
(5)	Includes 225,532 square feet of research/laboratory space. Excluding the research/laboratory space, current and future expiring rents would be $40.75 per square foot and $42.53 per square foot, respectively. This 225,532 square feet of research/laboratory space is subject to a tenant purchase option that was exercised on October 22, 2014 and is expected to close on February 1, 2016.

Boston Properties, Inc.

First Quarter 2015

IN-SERVICE BOSTON REGION PROPERTIES

Quarterly Lease Expirations - Boston Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2015	77,491	$3,583,891	$46.25	$3,583,891	$46.25	(4)	—	$—	$—	$—	$—
Q2 2015	189,958	6,501,885	34.23	6,632,723	34.92		—	—	—	—	—
Q3 2015	188,837	8,839,629	46.81	8,839,630	46.81		—	—	—	—	—
Q4 2015	153,656	4,581,076	29.81	4,585,388	29.84		—	—	—	—	—

Total 2015	609,942	$23,506,482	$38.54	$23,641,631	$38.76		—	$—	$—	$—	$—

Q1 2016	151,443	$6,445,882	$42.56	$6,523,282	$43.07		225,532	$20,741,856	$91.97	$20,741,856	$91.97
Q2 2016	21,183	873,219	41.22	880,235	41.55		—	—	—	—	—
Q3 2016	457,561	17,044,676	37.25	17,324,954	37.86		—	—	—	—	—
Q4 2016	91,578	3,824,261	41.76	4,754,085	51.91		—	—	—	—	—

Total 2016	721,765	$28,188,038	$39.05	$29,482,556	$40.85		225,532	$20,741,856	$91.97	$20,741,856	$91.97

	RETAIL					Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2015	—	$—	$—	$—	$—	77,491	$3,583,891	$46.25	$3,583,891	$46.25	(4)
Q2 2015	17,245	3,617,752	209.79	3,623,752	210.13	207,203	10,119,637	48.84	10,256,475	49.50
Q3 2015	5,452	1,300,840	238.60	1,399,696	256.73	194,289	10,140,469	52.19	10,239,326	52.70
Q4 2015	9,886	2,205,260	223.07	2,221,460	224.71	163,542	6,786,336	41.50	6,806,848	41.62

Total 2015	32,583	$7,123,852	$218.64	$7,244,908	$222.35	642,525	$30,630,334	$47.67	$30,886,540	$48.07

Q1 2016	8,114	$1,156,644	$142.55	$1,157,448	$142.65	385,089	$28,344,382	$73.60	$28,422,586	$73.81
Q2 2016	145	138,738	956.82	140,738	970.61	21,328	1,011,957	47.45	1,020,974	47.87
Q3 2016	2,279	341,005	149.63	341,073	149.66	459,840	17,385,680	37.81	17,666,027	38.42
Q4 2016	1,777	284,121	159.89	285,671	160.76	93,355	4,108,383	44.01	5,039,756	53.98

Total 2016	12,315	$1,920,508	$155.95	$1,924,930	$156.31	959,612	$50,850,402	$52.99	$52,149,342	$54.34

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.

Boston Properties, Inc.

First Quarter 2015

IN-SERVICE NEW YORK REGION PROPERTIES

Lease Expirations - New York Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2015	286,368	$14,233,309	$49.70	$14,711,865	$51.37	(4)	—	$—	$—	$—	$—
2016	629,673	49,928,223	79.29	50,082,180	79.54		—	—	—	—	—
2017	1,249,177	110,533,832	88.49	111,578,354	89.32		—	—	—	—	—
2018	548,167	45,116,195	82.30	44,868,339	81.85		—	—	—	—	—
2019	523,658	41,988,709	80.18	42,723,512	81.59		—	—	—	—	—
2020	1,647,142	127,010,812	77.11	133,438,642	81.01		—	—	—	—	—
2021	306,302	32,333,114	105.56	35,821,145	116.95		—	—	—	—	—
2022	801,888	67,017,288	83.57	71,961,055	89.74		—	—	—	—	—
2023	81,115	6,998,760	86.28	7,658,273	94.41		—	—	—	—	—
2024	1,061,714	71,324,878	67.18	78,409,975	73.85		—	—	—	—	—
Thereafter	3,122,553	277,141,098	88.75	377,559,420	120.91		—	—	—	—	—

	RETAIL					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2015	1,312	$131,034	$99.87	$131,034	$99.87	287,680	$14,364,344	$49.93	$14,842,900	$51.60	(4)
2016	83,166	8,693,266	104.53	8,699,279	104.60	712,839	58,621,489	82.24	58,781,459	82.46
2017	79,535	20,583,000	258.79	21,333,000	268.22	1,328,712	131,116,832	98.68	132,911,354	100.03
2018	6,514	8,192,044	1,257.61	9,213,309	1,414.39	554,681	53,308,239	96.11	54,081,649	97.50
2019	—	—	—	—	—	523,658	41,988,709	80.18	42,723,512	81.59
2020	4,195	280,785	66.93	286,163	68.22	1,651,337	127,291,597	77.08	133,724,805	80.98
2021	2,056	244,151	118.75	284,293	138.27	308,358	32,577,265	105.65	36,105,438	117.09
2022	58,093	9,643,750	166.01	10,868,620	187.09	859,981	76,661,038	89.14	82,829,675	96.32
2023	33,292	6,554,620	196.88	7,839,477	235.48	114,407	13,553,380	118.47	15,497,749	135.46
2024	11,395	3,919,633	343.98	5,074,896	445.36	1,073,109	75,244,511	70.12	83,484,871	77.80
Thereafter	71,391	15,019,384	210.38	22,697,954	317.94	3,193,944	292,160,481	91.47	400,257,373	125.32

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.

Boston Properties, Inc.

First Quarter 2015

IN-SERVICE NEW YORK REGION PROPERTIES

Quarterly Lease Expirations - New York Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2015	6,536	$545,452	$83.45	$545,452	$83.45	(4)	—	$—	$—	$—	$—
Q2 2015	103,622	3,643,594	35.16	3,643,594	35.16		—	—	—	—	—
Q3 2015	59,317	3,115,573	52.52	3,594,129	60.59		—	—	—	—	—
Q4 2015	116,893	6,928,690	59.27	6,928,690	59.27		—	—	—	—	—

Total 2015	286,368	$14,233,309	$49.70	$14,711,865	$51.37		—	$—	$—	$—	$—

Q1 2016	213,450	$13,287,318	$62.25	$13,428,393	$62.91		—	$—	$—	$—	$—
Q2 2016	311,968	26,877,236	86.15	26,870,329	86.13		—	—	—	—	—
Q3 2016	20,154	1,936,433	96.08	1,940,400	96.28		—	—	—	—	—
Q4 2016	84,101	7,827,235	93.07	7,843,058	93.26		—	—	—	—	—

Total 2016	629,673	$49,928,223	$79.29	$50,082,180	$79.54		—	$—	$—	$—	$—

	RETAIL					Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2015	—	$—	$—	$—	$—	6,536	$545,452	$83.45	$545,452	$83.45	(4)
Q2 2015	—	—	—	—	—	103,622	3,643,594	35.16	3,643,594	35.16
Q3 2015	—	—	—	—	—	59,317	3,115,573	52.52	3,594,129	60.59
Q4 2015	1,312	131,034	99.87	131,034	99.87	118,205	7,059,724	59.72	7,059,724	59.72

Total 2015	1,312	$131,034	$99.87	$131,034	$99.87	287,680	$14,364,344	$49.93	$14,842,900	$51.60

Q1 2016	46,938	$5,147,410	$109.66	$5,148,086	$109.68	260,388	$18,434,728	$70.80	$18,576,479	$71.34
Q2 2016	16,868	1,147,988	68.06	1,153,325	68.37	328,836	28,025,224	85.23	28,023,654	85.22
Q3 2016	10,210	1,607,951	157.49	1,607,951	157.49	30,364	3,544,384	116.73	3,548,350	116.86
Q4 2016	9,150	789,917	86.33	789,917	86.33	93,251	8,617,152	92.41	8,632,975	92.58

Total 2016	83,166	$8,693,266	$104.53	$8,699,279	$104.60	712,839	$58,621,489	$82.24	$58,781,459	$82.46

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.

Boston Properties, Inc.

First Quarter 2015

IN-SERVICE SAN FRANCISCO REGION PROPERTIES

Lease Expirations - San Francisco Region (1) (2) (3)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2015	369,823	$16,141,107	$43.65	$16,258,390	$43.96	17,100	$423,639	$24.77	$423,639	$24.77
2016	973,101	41,418,348	42.56	41,497,678	42.64	58,852	2,033,592	34.55	2,153,994	36.60
2017	535,741	23,529,845	43.92	24,224,665	45.22	118,755	4,475,998	37.69	4,634,648	39.03
2018	178,460	9,688,253	54.29	10,553,273	59.14	28,364	1,047,596	36.93	1,258,001	44.35
2019	287,301	15,718,351	54.71	16,901,765	58.83	309,178	10,946,349	35.40	12,550,170	40.59
2020	559,745	33,446,264	59.75	35,597,773	63.60	34,404	1,447,915	42.09	1,598,182	46.45
2021	227,554	11,334,945	49.81	13,600,193	59.77	—	—	—	—	—
2022	466,976	19,898,461	42.61	22,758,614	48.74	—	—	—	—	—
2023	195,424	10,749,689	55.01	13,003,307	66.54	—	—	—	—	—
2024	335,473	18,050,906	53.81	20,052,509	59.77	—	—	—	—	—
Thereafter	565,917	32,327,388	57.12	43,683,315	77.19	—	—	—	—	—

	RETAIL					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2015	9,160	$590,025	$64.41	$590,025	$64.41	396,083	$17,154,772	$43.31	$17,272,054	$43.61
2016	39,764	2,034,255	51.16	2,044,498	51.42	1,071,717	45,486,194	42.44	45,696,171	42.64
2017	16,079	1,099,263	68.37	1,126,280	70.05	670,575	29,105,105	43.40	29,985,593	44.72
2018	32,264	1,927,931	59.75	1,987,536	61.60	239,088	12,663,780	52.97	13,798,810	57.71
2019	11,730	683,920	58.31	724,188	61.74	608,209	27,348,620	44.97	30,176,123	49.61
2020	31,420	1,746,704	55.59	1,924,330	61.25	625,569	36,640,883	58.57	39,120,284	62.54
2021	15,458	958,551	62.01	1,010,281	65.36	243,012	12,293,497	50.59	14,610,474	60.12
2022	27,445	1,062,751	38.72	1,146,825	41.79	494,421	20,961,212	42.40	23,905,438	48.35
2023	27,788	1,514,963	54.52	1,613,655	58.07	223,212	12,264,652	54.95	14,616,963	65.48
2024	8,545	547,662	64.09	655,485	76.71	344,018	18,598,568	54.06	20,707,993	60.19
Thereafter	21,461	1,230,924	57.36	1,505,538	70.15	587,378	33,558,312	57.13	45,188,853	76.93

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

First Quarter 2015

IN-SERVICE SAN FRANCISCO REGION PROPERTIES

Quarterly Lease Expirations - San Francisco Region (1) (2) (3)

	OFFICE					OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2015	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2015	34,731	1,550,772	44.65	1,550,772	44.65	—	—	—	—	—
Q3 2015	107,789	5,890,691	54.65	5,853,719	54.31	12,900	346,065	26.83	346,065	26.83
Q4 2015	227,303	8,699,644	38.27	8,853,898	38.95	4,200	77,575	18.47	77,575	18.47

Total 2015	369,823	$16,141,107	$43.65	$16,258,390	$43.96	17,100	$423,639	$24.77	$423,639	$24.77

Q1 2016	166,245	$7,359,253	$44.27	$7,363,888	$44.30	—	$—	$—	$—	$—
Q2 2016	233,901	10,369,227	44.33	10,422,284	44.56	27,790	787,458	28.34	877,109	31.56
Q3 2016	212,325	10,137,992	47.75	9,992,757	47.06	31,062	1,246,134	40.12	1,276,885	41.11
Q4 2016	360,630	13,551,876	37.58	13,718,748	38.04	—	—	—	—	—

Total 2016	973,101	$41,418,348	$42.56	$41,497,678	$42.64	58,852	$2,033,592	$34.55	$2,153,994	$36.60

	RETAIL					Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2015	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2015	2,619	176,718	67.48	176,718	67.48	37,350	1,727,490	46.25	1,727,490	46.25
Q3 2015	—	—	—	—	—	120,689	6,236,756	51.68	6,199,784	51.37
Q4 2015	6,541	413,307	63.19	413,307	63.19	238,044	9,190,525	38.61	9,344,780	39.26

Total 2015	9,160	$590,025	$64.41	$590,025	$64.41	396,083	$17,154,772	$43.31	$17,272,054	$43.61

Q1 2016	7,093	$488,672	$68.90	$489,907	$69.07	173,338	$7,847,925	$45.28	$7,853,795	$45.31
Q2 2016	2,236	153,999	68.87	154,554	69.12	263,927	11,310,684	42.86	11,453,947	43.40
Q3 2016	9,488	513,741	54.15	514,935	54.27	252,875	11,897,867	47.05	11,784,577	46.60
Q4 2016	20,947	877,842	41.91	885,102	42.25	381,577	14,429,718	37.82	14,603,851	38.27

Total 2016	39,764	$2,034,255	$51.16	$2,044,498	$51.42	1,071,717	$45,486,194	$42.44	$45,696,171	$42.64

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

First Quarter 2015

IN-SERVICE WASHINGTON, DC REGION PROPERTIES

Lease Expirations - Washington, DC Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2015	497,525	$29,556,463	$59.41	$29,611,253	$59.52	(4) (5)	142,785	$3,939,116	$27.59	$3,939,116	$27.59
2016	424,654	24,055,488	56.65	24,638,330	58.02	(5)	33,400	768,775	23.02	787,662	23.58
2017	757,251	39,391,214	52.02	40,594,884	53.61		13,408	286,330	21.36	293,252	21.87
2018	466,698	24,770,458	53.08	26,586,874	56.97		—	—	—	—	—
2019	902,443	44,864,351	49.71	48,110,668	53.31		146,028	2,756,117	18.87	2,817,237	19.29
2020	1,076,950	49,853,604	46.29	54,511,084	50.62		79,971	1,291,025	16.14	1,291,025	16.14
2021	1,014,927	56,199,216	55.37	64,297,331	63.35		109,860	1,697,118	15.45	1,817,892	16.55
2022	928,999	47,099,774	50.70	55,018,804	59.22		—	—	—	—	—
2023	398,814	17,843,192	44.74	21,682,129	54.37		—	—	—	—	—
2024	606,295	30,029,718	49.53	35,765,205	58.99		14,826	334,368	22.55	386,407	26.06
Thereafter	1,208,758	77,405,478	64.04	102,290,322	84.62		23,439	452,293	19.30	540,892	23.08

	RETAIL					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2015	47,039	$2,839,885	$60.37	$2,841,798	$60.41	687,349	$36,335,463	$52.86	$36,392,166	$52.95	(4)
2016	66,355	3,986,324	60.08	3,987,726	60.10	524,409	28,810,587	54.94	29,413,718	56.09
2017	68,233	4,554,563	66.75	4,704,241	68.94	838,892	44,232,107	52.73	45,592,377	54.35
2018	66,023	4,292,963	65.02	4,443,372	67.30	532,721	29,063,421	54.56	31,030,246	58.25
2019	59,726	3,375,826	56.52	3,486,623	58.38	1,108,197	50,996,295	46.02	54,414,529	49.10
2020	29,233	1,786,065	61.10	1,918,624	65.63	1,186,154	52,930,694	44.62	57,720,734	48.66
2021	57,973	3,405,913	58.75	3,805,970	65.65	1,182,760	61,302,247	51.83	69,921,193	59.12
2022	23,890	1,617,607	67.71	1,865,743	78.10	952,889	48,717,381	51.13	56,884,547	59.70
2023	55,846	2,485,903	44.51	2,824,640	50.58	454,660	20,329,095	44.71	24,506,769	53.90
2024	8,751	473,202	54.07	526,034	60.11	629,872	30,837,288	48.96	36,677,646	58.23
Thereafter	150,978	4,657,995	30.85	5,716,480	37.86	1,383,175	82,515,766	59.66	108,547,695	78.48

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties. Does not include residential units.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.
(5)	Includes 83,136 square feet of Sensitive Compartmented Information Facility (SCIF) space. Excluding the SCIF space from 2015 and 2016, the current and future expiring rental rate would be (i) $47.83 per square foot and $47.92 per square foot, respectively, for 2015 and (ii) $46.10 per square foot and $47.36 per square foot, respectively, for 2016.

Boston Properties, Inc.

First Quarter 2015

IN-SERVICE WASHINGTON, DC REGION PROPERTIES

Quarterly Lease Expirations - Washington, DC Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2015	22,270	$1,209,060	$54.29	$1,209,060	$54.29	(4)	—	$—	$—	$—	$—
Q2 2015	80,710	4,767,619	59.07	4,792,065	59.37	(5)	—	—	—	—	—
Q3 2015	100,186	7,575,878	75.62	7,601,990	75.88	(5)	14,338	317,625	22.15	317,625	22.15
Q4 2015	294,359	16,003,905	54.37	16,008,137	54.38		128,447	3,621,491	28.19	3,621,491	28.19

Total 2015	497,525	$29,556,463	$59.41	$29,611,253	$59.52		142,785	$3,939,116	$27.59	$3,939,116	$27.59

Q1 2016	101,684	$3,950,092	$38.85	$3,960,751	$38.95		—	$—	$—	$—	$—
Q2 2016	240,325	16,332,190	67.96	16,619,305	69.15	(5)	—	—	—	—	—
Q3 2016	32,067	1,157,322	36.09	1,355,521	42.27		33,400	768,775	23.02	787,662	23.58
Q4 2016	50,578	2,615,885	51.72	2,702,753	53.44		—	—	—	—	—

Total 2016	424,654	$24,055,488	$56.65	$24,638,330	$58.02		33,400	$768,775	$23.02	$787,662	$23.58

	RETAIL					Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2015	—	$—	$—	$—	$—	22,270	$1,209,060	$54.29	$1,209,060	$54.29	(4)
Q2 2015	6,550	413,364	63.11	413,364	63.11	87,260	5,180,984	59.37	5,205,429	59.65
Q3 2015	26,842	1,625,461	60.56	1,625,461	60.56	141,366	9,518,964	67.34	9,545,076	67.52
Q4 2015	13,647	801,060	58.70	802,973	58.84	436,453	20,426,456	46.80	20,432,601	46.82

Total 2015	47,039	$2,839,885	$60.37	$2,841,798	$60.41	687,349	$36,335,463	$52.86	$36,392,166	$52.95

Q1 2016	21,594	$1,324,145	$61.32	$1,316,775	$60.98	123,278	$5,274,236	$42.78	$5,277,526	$42.81
Q2 2016	12,408	724,913	58.42	725,331	58.46	252,733	17,057,103	67.49	17,344,637	68.63
Q3 2016	6,010	345,145	57.43	349,762	58.20	71,477	2,271,243	31.78	2,492,945	34.88
Q4 2016	26,343	1,592,120	60.44	1,595,858	60.58	76,921	4,208,005	54.71	4,298,611	55.88

Total 2016	66,355	$3,986,324	$60.08	$3,987,726	$60.10	524,409	$28,810,587	$54.94	$29,413,718	$56.09

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties. Does not include residential units.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.
(5)	Includes 8,062, 27,967, and 47,107 square feet of Sensitive Compartmented Information Facility (SCIF) space in Q2 2015, Q3 2015, and Q2 2016, respectively. Excluding the SCIF space, the current and future expiring rental rate would be $50.07 and $50.41, $48.81 and $49.17, and $49.29 and $50.77, respectively.

Boston Properties, Inc.

First Quarter 2015

CBD PROPERTIES

Lease Expirations (1) (2) (3)

	Boston						San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2015	290,228	$19,616,437	$67.59	$19,741,805	$68.02	(4)(5)	170,178	$9,117,299	$53.58	$9,086,046	$53.39	(4)
2016	407,331	31,624,243	77.64	32,515,189	79.82	(6)	764,140	38,713,493	50.66	38,673,807	50.61
2017	259,269	16,002,688	61.72	16,232,494	62.61		305,636	16,456,979	53.85	16,752,531	54.81
2018	264,749	13,994,475	52.86	14,287,859	53.97		202,170	11,319,915	55.99	12,215,819	60.42
2019	856,857	46,402,787	54.15	47,262,345	55.16		235,337	12,845,592	54.58	13,600,282	57.79
2020	414,619	21,618,399	52.14	25,050,952	60.42		552,745	33,543,723	60.69	35,676,040	64.54
2021	386,106	20,855,414	54.01	21,799,398	56.46		243,012	12,293,497	50.59	14,610,474	60.12
2022	1,066,725	56,777,500	53.23	63,906,861	59.91		203,973	9,894,837	48.51	11,033,985	54.10
2023	345,335	23,414,126	67.80	25,988,165	75.25		182,555	10,216,900	55.97	11,816,776	64.73
2024	272,428	15,394,216	56.51	17,121,048	62.85		344,018	18,598,568	54.06	20,707,993	60.19
Thereafter	3,338,174	192,675,831	57.72	232,156,577	69.55		581,736	33,372,126	57.37	44,938,635	77.25

	New York						Washington, DC
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2015	84,686	$7,494,857	$88.50	$7,973,413	$94.15	(4)	312,232	$18,080,418	$57.91	$18,108,426	$58.00	(4)
2016	509,527	51,703,925	101.47	51,706,559	101.48		83,843	4,700,863	56.07	4,833,857	57.65
2017	1,169,979	125,391,473	107.17	127,132,459	108.66		587,329	31,356,253	53.39	32,051,515	54.57
2018	337,167	46,002,537	136.44	46,573,357	138.13		168,471	10,771,911	63.94	11,460,524	68.03
2019	345,589	35,943,244	104.01	36,250,218	104.89		420,057	25,460,991	60.61	27,809,522	66.20
2020	1,369,170	117,765,397	86.01	123,575,057	90.26		454,283	24,160,108	53.18	26,685,945	58.74
2021	233,365	30,130,188	129.11	33,505,034	143.57		527,425	33,072,779	62.71	37,885,164	71.83
2022	830,244	75,719,764	91.20	81,828,927	98.56		315,538	22,066,287	69.93	25,018,601	79.29
2023	106,108	13,287,587	125.23	15,215,358	143.40		57,290	3,778,274	65.95	4,591,944	80.15
2024	688,707	61,895,243	89.87	69,339,957	100.68		182,005	11,521,116	63.30	13,835,391	76.02
Thereafter	2,982,339	285,186,354	95.63	393,591,910	131.97		915,565	64,718,073	70.69	85,925,633	93.85

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.
(5)	Excluding retail space current and future expiring rents would be $48.49 per square foot and $48.50 per square foot, respectively, in 2015.
(6)	Includes 225,532 square feet of research/laboratory space. Excluding the research/laboratory space and the retail space, current and future expiring rents would be $52.88 per square foot and $58.11 per square foot, respectively, in 2016. This 225,532 square feet of research/laboratory space is subject to a tenant purchase option that was exercised on October 22, 2014 and is expected to close on February 1, 2016.

Boston Properties, Inc.

First Quarter 2015

SUBURBAN PROPERTIES

Lease Expirations (1) (2) (3)

	Boston						San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2015	352,297	$11,013,897	$31.26	$11,144,735	$31.63	(4)	225,905	$8,037,473	$35.58	$8,186,008	$36.24
2016	552,281	19,226,159	34.81	19,634,154	35.55		307,577	6,772,701	22.02	7,022,363	22.83
2017	536,366	17,282,534	32.22	17,645,934	32.90		364,939	12,648,126	34.66	13,233,062	36.26
2018	317,365	10,325,336	32.53	10,767,570	33.93		36,918	1,343,865	36.40	1,582,991	42.88
2019	459,049	17,310,953	37.71	17,763,834	38.70		372,872	14,503,028	38.90	16,575,840	44.45
2020	141,155	4,333,800	30.70	4,802,280	34.02		72,824	3,097,161	42.53	3,444,245	47.30
2021	451,644	11,629,044	25.75	12,346,708	27.34		—	—	—	—	—
2022	623,599	23,051,857	36.97	23,593,379	37.83		290,448	11,066,375	38.10	12,871,454	44.32
2023	23,197	681,817	29.39	774,605	33.39		40,657	2,047,752	50.37	2,800,187	68.87
2024	263,938	9,981,054	37.82	11,247,351	42.61		—	—	—	—	—
Thereafter	523,723	22,307,552	42.59	26,145,163	49.92		5,642	186,186	0.36	250,218	44.35

	New York						Washington, DC
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2015	202,994	$6,869,486	$33.84	$6,869,486	$33.84	(4)	375,117	$18,255,046	$48.66	$18,283,740	$48.74	(4)(5)
2016	203,312	6,917,564	34.02	7,074,900	34.80		440,566	24,109,724	54.72	24,579,861	55.79	(5)
2017	158,733	5,725,359	36.07	5,778,895	36.41		251,563	12,875,855	51.18	13,540,863	53.83
2018	217,514	7,305,702	33.59	7,508,291	34.52		364,250	18,291,511	50.22	19,569,722	53.73
2019	178,069	6,045,465	33.95	6,473,294	36.35		688,140	25,535,304	37.11	26,605,006	38.66
2020	282,167	9,526,200	33.76	10,149,748	35.97		731,871	28,770,586	39.31	31,034,788	42.40
2021	74,993	2,447,077	32.63	2,600,403	34.68		655,335	28,229,468	43.08	32,036,030	48.88
2022	29,737	941,274	31.65	1,000,747	33.65		637,351	26,651,094	41.82	31,865,946	50.00
2023	8,299	265,793	32.03	282,391	34.03		397,370	16,550,821	41.65	19,914,825	50.12
2024	384,402	13,349,268	34.73	14,144,914	36.80		447,867	19,316,172	43.13	22,842,255	51.00
Thereafter	211,605	6,974,128	32.96	6,665,464	31.50		467,610	17,797,692	38.06	22,622,062	48.38

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.
(5)	Includes 83,136 square feet of Sensitive Compartmented Information Facility (SCIF) space. Excluding the SCIF space from 2015 and 2016, the current and future expiring rental rate would be (i) $38.56 per square foot and $38.64 per square foot, respectively, for 2015 and (ii) $43.97 per square foot and $45.17 per square foot, respectively, for 2016.

Boston Properties, Inc.

First Quarter 2015

RESIDENTIAL and HOTEL PERFORMANCE

Rental Rates and Occupancy	First Quarter 2015	First Quarter 2014	Percent Change
The Avant at Reston Town Center (359 units) (1)
Reston, VA
Average Monthly Rental Rate (2)	$2,244	$1,875	19.7%
Average Rental Rate Per Occupied Square Foot (2)	$2.45	$2.04	20.1%
Average Physical Occupancy (2) (3)	80.1%	10.5%	662.9%
Average Economic Occupancy (3)	76.9%	7.5%	925.3%

The Lofts at Atlantic Wharf (86 units)
Boston, MA
Average Monthly Rental Rate (4)	$4,012	$3,927	2.2%
Average Rental Rate Per Occupied Square Foot (4)	$4.44	$4.37	1.6%
Average Physical Occupancy (3) (4)	98.1%	96.9%	1.2%
Average Economic Occupancy (3)	98.8%	97.7%	1.1%

Boston Marriott Cambridge (433 rooms)
Cambridge, MA
Average Occupancy	78.7%	77.7%	1.3%
Average Daily Rate	$223.34	$199.88	11.7%
Revenue per available room	$175.86	$155.78	12.9%

Net Operating Income (in thousands)	Residential					Hotel
	First Quarter 2015		First Quarter 2014		Percent Change	First Quarter 2015	First Quarter 2014	Percent Change
Rental Revenue	$6,854	(5)	$5,682	(5)	20.6%	$9,085	$8,193	10.9%
Operating expenses and real estate taxes	3,546		3,762		(5.7%)	7,576	6,797	11.5%

Net Operating Income	$3,308	(5)	$1,920	(5)	72.3%	$1,509	$1,396	8.1%

Less: Straight line rent and fair value lease revenue	34		86		(60.5%)	1	1	—

Rental Revenue - cash basis	6,820		5,596		21.9%	9,084	8,192	10.9%
Less: Operating expenses and real estate taxes	3,546		3,762		(5.7%)	7,576	6,797	11.5%
Add: Straight line ground rent expense	79		527		(85.0%)	—	—	—

Net Operating Income - cash basis	$3,353		$2,361		42.0%	$1,508	$1,395	8.1%

(1)	Not included in Same Property analysis. Property is a new development and lease up commenced December 2013.
(2)	Excludes 26,179 square feet of retail space which is 100% leased.
(3)	For disclosures related to our definition of Average Physical and Average Economic Occupancy, see page 50.
(4)	Excludes 9,617 square feet of retail space which is 100% leased.
(5)	Includes 85,324 square feet of retail space which had revenue of approximately $1.1 million and $981,000 for the quarter ended March 31, 2015 and March 31, 2014, respectively.

Boston Properties, Inc.

First Quarter 2015

OCCUPANCY ANALYSIS

Same Property Occupancy(1) - By Location

	CBD		Suburban		Total
Location	31-Mar-15	31-Mar-14	31-Mar-15	31-Mar-14	31-Mar-15	31-Mar-14

Boston	88.0%	95.5%	89.5%	85.8%	88.5%	92.1%
New York	96.6%	97.5%	80.5%	79.8%	92.9%	93.3%
San Francisco	94.6%	94.4%	77.9%	72.4%	87.9%	85.6%
Washington, DC	96.1%	94.7%	92.2%	94.9%	93.8%	94.8%

Total Portfolio	93.1%	95.9%	87.4%	86.4%	90.9%	92.2%

Same Property Occupancy(1) - By Type of Property

	CBD		Suburban		Total
	31-Mar-15	31-Mar-14	31-Mar-15	31-Mar-14	31-Mar-15	31-Mar-14

Total Office Portfolio	93.1%	95.8%	88.0%	87.0%	91.2%	92.6%
Total Office/Technical Portfolio	100.0%	100.0%	81.4%	80.7%	84.7%	84.1%

Total Portfolio	93.1%	95.9%	87.4%	86.4%	90.9%	92.2%

(1)	For disclosures related to our definition of Same Property, see page 49.

Boston Properties, Inc.

First Quarter 2015

SAME PROPERTY PERFORMANCE

Office, Office/Technical and Hotel & Residential Properties

	Office	Office/Technical	Hotel & Residential (1)	Total
Number of Properties	121	31	2	154
Square feet	38,190,903	1,701,412	421,357	40,313,672
Percent of properties in-service	96.2%	100.0%	54.2%	95.6%
Occupancy @ 3/31/2014	92.6%	84.1%	N/A	92.2%
Occupancy @ 3/31/2015	91.2%	84.7%	N/A	90.9%
Percent change from 1st quarter 2015 over 1st quarter 2014 (2):
Rental revenue	2.6%	9.2%	9.7%
Operating expenses and real estate taxes	5.3%	9.1%	11.6%
Consolidated Net Operating Income (3) - excluding hotel & residential	0.9%	9.3%		1.2	% (2)
Consolidated Net Operating Income (3) - Hotel & residential				3.1	% (2)
Net Operating Income - BXP’s share of unconsolidated joint ventures (3) (4)				34.5	% (2)
Combined Net Operating Income (3)				2.2%

Rental revenue - cash basis	1.8%	7.5%	9.7%
Consolidated Net Operating Income (3) - cash basis (5) excluding hotel & residential	(0.4%)	6.8%		(0.2	%) (2)
Consolidated Net Operating Income (3) - cash basis (5) - Hotel & residential				3.2	% (2)
Net Operating Income - cash basis (5) - BXP’s share of unconsolidated joint ventures				40.2	% (2)
Combined Net Operating Income (3) - cash basis (5)				1.1%

Same Property Lease Analysis - quarter ended March 31, 2015

	Office	Office/Technical	Total
Vacant space available @ 1/1/2015 (sf)	2,787,350	168,385	2,955,735
Square footage of leases expiring or terminated 1/1/2015-3/31/2015	1,933,294	27,639	1,960,933

Total space for lease (sf)	4,720,644	196,024	4,916,668

New tenants (sf)	449,612	—	449,612
Renewals (sf)	825,348	27,639	852,987

Total space leased (sf)	1,274,960	27,639	1,302,599

Space available @ 3/31/2015 (sf)	3,445,684	168,385	3,614,069

Net (increase)/decrease in available space (sf)	(658,334)	—	(658,334)

Second generation leasing information: (6)
Leases commencing during the period (sf)	1,261,753	27,639	1,289,392
Average lease term (months)	105	111	105
Average free rent period (days)	42	—	41
Total transaction costs per square foot (7)	$43.27	$19.00	$42.75
Increase (decrease) in gross rents (8)	(2.21%)	(4.23%)	(2.23%)
Increase (decrease) in net rents (9)	(4.43%)	(5.29%)	(4.44%)

(1)	Includes revenue and expenses from retail tenants at the hotel and residential properties.
(2)	See page 42 for a quantitative reconciliation of Same Property Net Operating Income (NOI) by reportable segment.
(3)	For a quantitative reconciliation of NOI to Net income attributable to Boston Properties, Inc., see page 41. For disclosures relating to our use of Combined NOI and Consolidated NOI, see page 49.
(4)	For disclosures related to the calculation of NOI from unconsolidated joint ventures, see page 17.
(5)	For a quantitative reconciliation of NOI to NOI on a cash basis, see page 41.
(6)	Second generation leases are defined as leases for space that had previously been under lease by the Company. Of the 1,289,392 square feet of second generation leases that commenced in Q1 2015, leases for 862,430 square feet were signed in prior periods.
(7)	Total transaction costs include tenant improvements and leasing commissions and exclude free rent concessions.
(8)	Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) on the new vs. expired leases on the 1,119,171 square feet of second generation leases (1) that had been occupied within the prior 12 months and (2) for which the new lease term is greater than six months.
(9)	Represents the increase/(decrease) in net rent (gross rent less operating expenses) on the new vs. expired leases on the 1,119,171 square feet of second generation leases (1) that had been occupied within the prior 12 months and (2) for which the new lease term is greater than six months.

Boston Properties, Inc.

First Quarter 2015

Reconciliation of Net Operating Income to Net Income

	For the three months ended
	March 31, 2015	March 31, 2014
	(in thousands)

Net income attributable to Boston Properties, Inc.	$173,771	$56,623
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	20,188	6,160
Noncontrolling interest - redeemable preferred units of the Operating Partnership	3	619
Noncontrolling interest in property partnerships (1)	15,208	4,354
Gains on sales of real estate	(95,084)	—

Income before gains on sales of real estate	114,086	67,756

Add:
Interest expense	108,757	113,554
Depreciation and amortization	154,223	154,270
Transaction costs	327	437
General and administrative expense	28,791	29,905

Subtract:
Gains from investments in securities	(393)	(286)
Interest and other income	(1,407)	(1,311)
Income from unconsolidated joint ventures	(14,834)	(2,816)
Development and management services income	(5,328)	(5,216)

Consolidated Net Operating Income	384,222	356,293
Net Operating Income from unconsolidated joint ventures (BXP’s share) (2)	14,586	10,918

Combined Net Operating Income	$398,808	$367,211

Same Property Net Operating Income	367,901	359,963
Net Operating Income from non Same Properties (3)	15,983	6,129
Termination income	14,924	1,119

Combined Net Operating Income	$398,808	$367,211

Same Property Net Operating Income	367,901	359,963
Subtract:
Straight-line rent and fair value lease revenue	(26,376)	(19,285)
Add:
Straight-line ground rent expense	1,117	1,220
Lease transaction costs which qualify as inducements in accordance with GAAP (4)	6,452	3,357

Same Property Net Operating Income - cash basis	$349,094	$345,255

(1)	These partnerships include 505 9th Street in Washington, D.C., Fountain Square in Reston, VA, 767 Fifth Avenue (The GM Building) and Times Square Tower in New York City and, beginning October 30, 2014, 100 Federal Street and Atlantic Wharf Office Building in Boston, MA and 601 Lexington Avenue in New York City.
(2)	For disclosures related to the calculation of Net Operating Income from unconsolidated joint ventures, see page 17.
(3)	Pages 20-22 & 38 indicate by footnote the properties which are not included as part of Same Property Net Operating Income.
(4)	For additional information, refer to page 42.

Boston Properties, Inc.

First Quarter 2015

Same Property Net Operating Income by Reportable Segment

(in thousands)

	Office (1)				Office/Technical
	For the three months ended		$	%	For the three months ended		$	%
	31-Mar-15	31-Mar-14	Change	Change	31-Mar-15	31-Mar-14	Change	Change
Rental Revenue	$560,603	$533,175			$14,821	$13,569
Less Termination Income	14,924	1,110			—	—

Rental revenue - subtotal	545,679	532,065	$13,614	2.6%	14,821	13,569	$1,252	9.2%
Operating expenses and real estate taxes	205,362	194,943	10,419	5.3%	4,089	3,747	342	9.1%

Net Operating Income (2)	$340,317	$337,122	$3,195	0.9%	$10,732	$9,822	$910	9.3%

Rental revenue - subtotal	$545,679	$532,065			$14,821	$13,569
Less:
Straight-line rent and fair value lease revenue	23,281	17,913	5,368	30.0%	1,523	1,004	519	51.7%
Add:
Lease transaction costs which qualify as inducements in accordance with GAAP (3)	3,868	2,756	1,112	40.3%	664	427	237	55.5%

Rental revenue - cash basis	526,266	516,908	9,358	1.8%	13,962	12,992	970	7.5%
Less:
Operating expenses and real estate taxes	205,362	194,943	10,419	5.3%	4,089	3,747	342	9.1%
Add:
Straight-line ground rent expense (4)	1,117	1,220	(103)	(8.4%)	—	—	—	—

Net Operating Income (5) - cash basis	$322,021	$323,185	$(1,164)	(0.4%)	$9,873	$9,245	$628	6.8%

	Sub-Total (1)				Hotel & Residential
	For the three months ended		$	%	For the three months ended		$	%
	31-Mar-15	31-Mar-14	Change	Change	31-Mar-15	31-Mar-14	Change	Change
Rental Revenue	$575,424	$546,744			$10,263	$9,356
Less Termination Income	14,924	1,110			—	—

Rental revenue - subtotal	560,500	545,634	$14,866	2.7%	10,263	9,356	$907	9.7%
Operating expenses and real estate taxes	209,451	198,690	10,761	5.4%	8,085	7,244	841	11.6%

Net Operating Income (2)	$351,049	$346,944	$4,105	1.2%	$2,178	$2,112	$66	3.1%

Rental revenue - subtotal	$560,500	$545,634			$10,263	$9,356
Less:
Straight-line rent and fair value lease revenue	24,804	18,917	5,887	31.1%	2	3	(1)	(33.3%)
Add:
Lease transaction costs which qualify as inducements in accordance with GAAP (3)	4,532	3,183	1,349	42.4%	—	—	—	—

Rental revenue - cash basis	540,228	529,900	10,328	1.9%	10,261	9,353	908	9.7%
Less:
Operating expenses and real estate taxes	209,451	198,690	10,761	5.4%	8,085	7,244	841	11.6%
Add:
Straight-line ground rent expense (4)	1,117	1,220	(103)	(8.4%)	—	—	—	—

Net Operating Income (5) - cash basis	$331,894	$332,430	$(536)	(0.2%)	$2,176	$2,109	$67	3.2%

	Unconsolidated Joint Ventures				Total (1)
	For the three months ended		$	%	For the three months ended		$	%
	31-Mar-15	31-Mar-14	Change	Change	31-Mar-15	31-Mar-14	Change	Change
Rental Revenue	$24,496	$18,488			$610,183	$574,588
Less Termination Income	—	9			14,924	1,119

Rental revenue - subtotal	24,496	18,479	$6,017	32.6%	595,259	573,469	$21,790	3.8%
Operating expenses and real estate taxes	9,822	7,572	2,250	29.7%	227,358	213,506	13,852	6.5%

Net Operating Income (2)	$14,674	$10,907	$3,767	34.5%	$367,901	$359,963	$7,938	2.2%

Rental revenue - subtotal	$24,496	$18,479			$595,259	$573,469
Less:
Straight-line rent and fair value lease revenue	1,570	365	1,205	330.1%	26,376	19,285	7,091	36.8%
Add:
Lease transaction costs which qualify as inducements in accordance with GAAP (3)	1,920	174	1,746	1,003.4%	6,452	3,357	3,095	92.2%

Rental revenue - cash basis	24,846	18,288	6,558	35.9%	575,335	557,541	17,794	3.2%
Less:
Operating expenses and real estate taxes	9,822	7,572	2,250	29.7%	227,358	213,506	13,852	6.5%
Add:
Straight-line ground rent expense (4)	—	—	—	—	1,117	1,220	(103)	(8.4%)

Net Operating Income (5) - cash basis	$15,024	$10,716	$4,308	40.2%	$349,094	$345,255	$3,839	1.1%

(1)	Includes 100% share of consolidated joint ventures. Same store consolidated joint venture properties includes 505 9th Street in Washington, D.C., Fountain Square in Reston, VA, 767 Fifth Avenue (The GM Building) and Times Square Tower in New York City and, beginning October 30, 2014, 100 Federal Street and Atlantic Wharf Office Building in Boston, MA and 601 Lexington Avenue in New York City.
(2)	For a quantitative reconciliation of net operating income (NOI) to net income available to common shareholders, see page 41. For disclosures relating to our use of NOI see page 49.
(3)	Leasing transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 11. For additional information related to second generation transaction costs, see page 43.
(4)	For additional information, see page 6.
(5)	For a quantitative reconciliation of NOI to NOI on a cash basis see page 41. For disclosures relating to our use of NOI see page 49.

Boston Properties, Inc.

First Quarter 2015

LEASING ACTIVITY

All In-Service Properties - quarter ended March 31, 2015

	Office	Office/Technical	Total
Vacant space available @ 1/1/2015 (sf)	3,274,083	168,385	3,442,468
Property dispositions/ properties taken out of service (sf)	—	—	—
Properties acquired vacant space (sf)	—	—	—
Properties placed in-service (sf)	32,275 (1)	—	32,275
Leases expiring or terminated 1/1/2015-3/31/2015 (sf)	1,933,803	27,639	1,961,442

Total space available for lease (sf)	5,240,161	196,024	5,436,185

1st generation leases (sf)	135,154	—	135,154
2nd generation leases with new tenants (sf)	436,405	—	436,405
2nd generation lease renewals (sf)	825,348	27,639	852,987

Total space leased (sf)	1,396,907	27,639	1,424,546

Vacant space available for lease @ 3/31/2015 (sf)	3,843,254	168,385	4,011,639

Net (increase)/decrease in available space (sf)	(569,171)	—	(569,171)

Second generation leasing information: (2)
Leases commencing during the period (sf)	1,261,753	27,639	1,289,392
Average lease term (months)	105	111	105
Average free rent period (days)	42	—	41
Total transaction costs per square foot (3)	$43.27	$19.00	$42.75
Increase (decrease) in gross rents (4)	(2.21%)	(4.23%)	(2.23%)
Increase (decrease) in net rents (5)	(4.43%)	(5.29%)	(4.44%)

	All leases 1st Generation	All leases 2nd Generation	Incr (decr) in 2nd gen. gross cash rents (4)	Incr (decr) in 2nd gen. net cash rents (5)	Total Leased (6)	Total square feet of leases executed in the quarter (7)
Boston	—	280,479	8.73%	14.67%	280,479	232,304
New York	102,879	414,283	(10.64%)	(17.76%)	517,162	459,869
San Francisco	32,275	126,212	22.23%	37.11%	158,487	243,602
Washington, DC	—	468,418	1.16%	1.68%	468,418	603,534

	135,154	1,289,392	(2.23%)	(4.44%)	1,424,546	1,539,309

(1)	Total square feet of properties placed in service in Q1 2015 consist of 14,400 square feet at 690 Folsom Street and 17,875 square feet at 535 Mission Street.
(2)	Second generation leases are defined as leases for space that had previously been leased by the Company. Of the 1,289,392 square feet of second generation leases that commenced in Q1 2015, leases for 862,430 square feet were signed in prior periods.
(3)	Total transaction costs include tenant improvements and leasing commissions and exclude free rent concessions.
(4)	Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) on the new vs. expired leases on the 1,119,171 square feet of second generation leases (1) that had been occupied within the prior 12 months and (2) for which the new lease term is greater than six months.
(5)	Represents the increase/(decrease) in net rent (gross rent less operating expenses) on the new vs. expired leases on the 1,119,171 square feet of second generation leases (1) that had been occupied within the prior 12 months and (2) for which the new lease term is greater than six months.
(6)	Represents leases for which rental revenue has commenced in accordance with GAAP during the quarter.
(7)	Represents leases executed in the quarter for which the GAAP impact may be recognized in the current or future quarters, including properties currently under development. The total square feet of leases executed in the current quarter and recognized in the current quarter is 454,607.

Boston Properties, Inc.

First Quarter 2015

HISTORICALLY GENERATED CAPITAL EXPENDITURES,

TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS

Historical Capital Expenditures

(in thousands)

	Q1 2015	2014	2013	2012

Recurring capital expenditures	$8,763	$42,610	$51,026	$23,774

Planned non-recurring capital expenditures associated with acquisition properties	972	13,087	20,506	22,287

Hotel improvements, equipment upgrades and replacements	491	2,894	2,070	896

	$10,226	$58,591	$73,602	$46,957

2nd Generation Tenant Improvements and Leasing Commissions

	Q1 2015	2014	2013	2012
Office
Square feet	1,261,753	3,578,780	3,554,632	3,572,825

Tenant improvements and lease commissions PSF	$43.27	$30.89	$37.54	$45.31

Office/Technical
Square feet	27,639	357,266	55,456	59,788

Tenant improvements and lease commissions PSF	$19.00	$16.69	$2.02	$3.94

Average tenant improvements and lease commissions PSF	$42.75	$29.60	$36.99	$44.63

Boston Properties, Inc.

First Quarter 2015

ACQUISITIONS/DISPOSITIONS

as of March 31, 2015

ACQUISITIONS

For the period from January 1, 2015 through March 31, 2015

Property	Date Acquired	Square Feet	Initial Investment	Anticipated Future Investment	Total Investment	Percentage Leased

Not Applicable

Total Acquisitions		—	$—	$—	$—	—

DISPOSITIONS

For the period from January 1, 2015 through March 31, 2015

Property	Date Disposed	Square Feet	Gross Sales Price	Net Cash Proceeds	Book Gain

Washingtonian North (land parcel)	February 19, 2015	N/A	$8,700,000	$8,331,000	$3,656,000
Residences on The Avenue (335 units)	March 17, 2015	323,050	196,000,000	192,478,000	91,428,000	(1)

Total Dispositions		323,050	$204,700,000	$200,809,000	$95,084,000

(1)	The Company has agreed to provide net operating income support to the buyer of up to $6.0 million should the property’s net operating income fail to achieve certain thresholds, which has been recorded as a reduction to the gain on sale. The Residences on The Avenue is comprised of 335 apartment units and approximately 50,000 net rentable square feet of retail space, subject to a ground lease that expires on February 1, 2068.

Boston Properties, Inc.

First Quarter 2015

VALUE CREATION PIPELINE - CONSTRUCTION IN PROGRESS (1)

as of March 31, 2015

Construction Properties	Initial Occupancy	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (2)	Estimated Total Investment (2)	Total Construction Loan (2)	Amount Drawn at 3/31/2015 (2)	Estimated Future Equity Requirement (2)	Percentage Leased (3)	Percentage Placed in Service (4)

Annapolis Junction Building Seven (50% ownership)	Q3 2015	Q3 2015	Annapolis, MD	1	125,000	$16,830,911	$17,500,000	$11,000,000	$7,600,091	$—	100%	—
690 Folsom Street	Q1 2015	Q4 2015	San Francisco, CA	1	26,000	14,193,324	17,900,000	—	—	3,706,676	55%	55%
Prudential Retail Expansion	Q3 2015	Q4 2015	Boston, MA	—	15,000	2,927,546	10,330,000	—	—	7,402,454	—
804 Carnegie Center	Q1 2016	Q1 2016	Princeton, NJ	1	130,000	16,196,011	47,000,000	—	—	30,803,989	100%	—
99 Third Avenue Retail	Q4 2015	Q2 2016	Waltham, MA	1	16,500	11,801,768	16,900,000	—	—	5,098,232	84%	—
535 Mission Street	Q4 2014	Q3 2016	San Francisco, CA	1	307,000	179,744,086	215,000,000	—	—	35,255,914	70%	31%
Annapolis Junction Building Eight (50% ownership)	Q1 2016	Q1 2017	Annapolis, MD	1	125,000	11,940,243	18,500,000	13,000,000	6,820,453	380,210	—	—
10 CityPoint	Q3 2016	Q2 2017	Waltham, MA	1	245,000	33,210,344	100,400,000	—	—	67,189,656	74%	—
601 Massachusetts Avenue	Q4 2015	Q4 2017	Washington, DC	1	478,000	247,909,908	360,760,000	—	—	112,850,092	83%	—
888 Boylston Street	Q3 2016	Q4 2017	Boston, MA	1	425,000	50,932,724	271,500,000	—	—	220,567,276	55%	—
Salesforce Tower (95% ownership)	Q2 2017	Q1 2019	San Francisco, CA	1	1,400,000	365,547,423	1,073,500,000	—	—	707,952,577	51%	—

Total Properties under Construction				10	3,292,500	$951,234,288	$2,149,290,000	$24,000,000	$14,420,544	$1,191,207,076	61%	7%

PROJECTS PLACED IN-SERVICE DURING 2015

	Initial In Service Date	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (2)	Estimated Total Investment (2)	Debt (2)	Amount Drawn at 3/31/2015 (2)	Estimated Future Equity Requirement (2)	Percentage Leased (3)	Percentage Placed in Service (4)
Not Applicable

Total Projects placed In-Service				—	—	$—	$—	$—	$—	$—	—	—

IN-SERVICE PROPERTIES HELD FOR RE-DEVELOPMENT

	Sub Market	# of Buildings	Existing Square Feet	Leased %	Annualized Revenue Per Leased SF (5)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)	Incremental Future Square Footage (6)

North First Business Park	San Jose, CA	5	190,636	100.0%	$15.94	N	S	1,359,364

Total Properties held for Re-Development		5	190,636	100.0%	$15.94			1,359,364

(1)	A project is classified as Construction in Progress when construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed.
(2)	Represents the Company’s share. Includes net revenue and interest carry.
(3)	Represents percentage leased as of April 23, 2015, including leases with future commencement dates and including residential space.
(4)	Represents the portion of the project which no longer qualifies for capitalization of interest in accordance with GAAP.
(5)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(6)	The Incremental Future Square Footage is included in Approximate Developable Square Feet of Value Creation Pipeline - Owned Land Parcels on page 47.

Boston Properties, Inc.

First Quarter 2015

VALUE CREATION PIPELINE - OWNED LAND PARCELS

as of March 31, 2015

Location	Acreage	Approximate Developable Square Feet

San Jose, CA (1)	44.0	2,659,000
Reston, VA	38.3	1,160,000
Waltham, MA	11.3	805,000
Springfield, VA	17.8	800,000
Dulles, VA	76.6	760,000
Rockville, MD	58.1	759,000
Gaithersburg, MD (2)	19.3	550,000
Washington, DC (50% ownership)	1.3	520,000
Marlborough, MA	50.0	400,000
Boston, MA (50% ownership)	—	377,000
Annapolis, MD (50% ownership)	20.0	300,000
Andover, MA	10.0	110,000

	346.7	9,200,000

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

as of March 31, 2015

Location	Acreage	Approximate Developable Square Feet

Princeton, NJ (3)	134.1	1,650,000
Boston, MA (50% ownership)	—	1,423,000
Cambridge, MA (4)	—	207,500
San Francisco, CA	2.3	TBD

	136.4	3,280,500

(1)	Excludes the existing square footage related to in-service properties being held for future re-development included on page 46.
(2)	Remaining developable square footage subsequent to the modification of the development plan and the recent sale of a land parcel that accommodates 125,000 square feet.
(3)	Option to purchase at a fixed price of $30.50 per square foot plus annual non-refundable option payments of $125,000. The option expires on January 1, 2018.
(4)	Includes 7,500 square feet of development rights for office / lab space and the option to purchase 200,000 square feet of residential rights.

Boston Properties, Inc.

First Quarter 2015

Definitions

This section contains an explanation of certain non-GAAP financial measures we provide in other sections of this document, as well as the reasons why management believes these measures provide useful information to investors about the Company’s financial condition or results of operations. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents filed with or furnished to the SEC from time to time.

Funds from Operations

Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), we calculate Funds from Operations, or “FFO,” by adjusting net income (loss) attributable to Boston Properties, Inc. (computed in accordance with GAAP, including non-recurring items) for gains (or losses) from sales of properties, impairment losses on depreciable real estate of consolidated entities, impairment losses on investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures, real estate related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure. The use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Management generally considers FFO to be a useful measure for reviewing our comparative operating and financial performance because, by excluding gains and losses related to asset sales (land and property), impairment losses and real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies. Our computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently.

FFO should not be considered as an alternative to net income attributable to Boston Properties, Inc. (determined in accordance with GAAP) as an indication of our performance. FFO does not represent cash generated from operating activities determined in accordance with GAAP, and is not a measure of liquidity or an indicator of our ability to make cash distributions. We believe that to further understand our performance, FFO should be compared with our reported net income attributable to Boston Properties, Inc. and considered in addition to cash flows determined in accordance with GAAP, as presented in our consolidated financial statements.

Funds Available for Distribution (FAD)

In addition to FFO, we present Funds Available for Distribution (FAD) by (1) adding to FFO non-real estate depreciation, fair value interest adjustment, losses from early extinguishments of debt, ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment, non-cash stock-based compensation expense, and partners’ share of joint venture 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences), (2) eliminating the effects of straight-line rent and fair value lease revenue, (3) subtracting: recurring capital expenditures; hotel improvements, equipment upgrades and replacements; and 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences); and (4) subtracting from FFO non-cash termination adjustment. Although our FAD may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand our liquidity, FAD should be compared with our cash flows determined in accordance with GAAP, as presented in our consolidated financial statements. FAD does not represent cash generated from operating activities determined in accordance with GAAP, and FAD should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of our liquidity.

Total Consolidated Debt to Total Consolidated Market Capitalization Ratio

Total consolidated debt to total consolidated market capitalization ratio, defined as total consolidated debt as a percentage of the market value of our outstanding equity securities plus our total consolidated debt, is a measure of leverage commonly used by analysts in the REIT sector. Total consolidated market capitalization is the sum of (A) our total consolidated indebtedness outstanding plus (B) the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding Series Two Preferred Units of partnership interest in Boston Properties Limited Partnership (all of which have been converted as of May 12, 2014) and (4) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units plus (C) outstanding Series Four Preferred Units of partnership interest in Boston Properties Limited Partnership multiplied by the fixed liquidation preference of $50 per unit plus (D) outstanding shares of 5.25% Series B Cumulative Redeemable Preferred Stock multiplied by the fixed liquidation preference of $2,500 per share. The calculation of total consolidated market capitalization does not include LTIP Units issued in the form of performance-based awards (OPP Awards and MYLTIP Awards) because, unlike other LTIP Units, they are not earned until certain performance thresholds are achieved. We are presenting this ratio because our degree of leverage could affect our ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes. Investors should understand that our total consolidated debt to total consolidated market capitalization ratio is in part a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. However, for a company like ours, whose assets are primarily income-producing real estate, the total consolidated debt to total consolidated market capitalization ratio may provide investors with an alternate indication of leverage, so long as it is evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Total Adjusted Debt to Total Adjusted Market Capitalization Ratio

Total adjusted debt to total adjusted market capitalization ratio, defined as total adjusted debt (which equals our total consolidated debt, plus our share of unconsolidated joint venture debt, minus our joint venture partners’ share of consolidated debt) as a percentage of the market value of our outstanding equity securities plus our total adjusted debt, is an alternative measure of leverage used by some analysts in the REIT sector. Total adjusted market capitalization is the sum of (A) our total adjusted debt plus (B) the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding Series Two Preferred Units of partnership interest in Boston Properties Limited Partnership (all of which have been converted as of May 12, 2014) and (4) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units plus (C) outstanding Series Four Preferred Units of partnership interest in Boston Properties Limited Partnership multiplied by the fixed liquidation preference of $50 per unit plus (D) outstanding shares of 5.25% Series B Cumulative Redeemable Preferred Stock multiplied by the fixed liquidation preference of $2,500 per share. The calculation of total adjusted market capitalization does not include performance-based awards because, unlike other LTIP Units, they are not earned until certain performance thresholds are achieved.

We present this ratio because, following the consolidation of 767 Venture, LLC (the entity that owns 767 Fifth Avenue (The GM Building)) effective June 1, 2013, our consolidated debt increased significantly compared to prior periods even though our economic interest in 767 Venture, LLC remained substantially unchanged. We believe the presentation of total adjusted debt may provide investors with a more complete picture of our share of consolidated and unconsolidated debt. In addition, in light of the difference between our total consolidated debt and our total adjusted debt, we believe that also presenting our total adjusted debt to total adjusted market capitalization may provide investors with a more complete picture of our leverage in relation to the overall size of our company. Investors should understand that our total adjusted debt to total adjusted market capitalization ratio is in part a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. The total adjusted debt to total adjusted market capitalization ratio should be evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Boston Properties, Inc.

First Quarter 2015

Definitions

Consolidated Net Operating Income (NOI)

Consolidated NOI is a non-GAAP financial measure equal to net income attributable to Boston Properties, Inc., the most directly comparable GAAP financial measure, plus net income attributable to noncontrolling interests, less gains on sales of real estate, plus corporate general and administrative expense, transaction costs, depreciation and amortization and interest expense, less development and management services income, income from unconsolidated joint ventures, interest and other income and gains (losses) from investments in securities. In some cases we also present Consolidated NOI on a cash basis, which is Consolidated NOI after eliminating the effects of straight-lining of rent and fair value lease revenue and lease transaction costs which qualify as inducements in accordance with GAAP. We use Consolidated NOI internally as a performance measure and believe Consolidated NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Therefore, we believe Consolidated NOI is a useful measure for evaluating the operating performance of our real estate assets. Our management also uses Consolidated NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, we believe Consolidated NOI is useful to investors as a performance measure because, when compared across periods, Consolidated NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Consolidated NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. Consolidated NOI presented by us may not be comparable to Consolidated NOI reported by other REITs that define Consolidated NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Consolidated NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Consolidated NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Combined Net Operating Income (NOI)

Combined NOI is a non-GAAP financial measure equal to Consolidated NOI plus our share of net operating income from unconsolidated joint ventures. In some cases we also present Combined NOI on a cash basis, which is Combined NOI after eliminating the effects of straight-lining of rent and fair value lease revenue and lease transaction costs which qualify as inducements in accordance with GAAP. In addition to Consolidated NOI, we use Combined NOI internally as a performance measure and believe Combined NOI provides useful information to investors regarding our financial condition and results of operations because it includes the impact of our unconsolidated joint ventures, which have become significant. Therefore, we believe Combined NOI is a useful measure for evaluating the operating performance of all of our real estate assets, including those held by our unconsolidated joint ventures. Our management also uses Combined NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, like Consolidated NOI, we believe Combined NOI is useful to investors as a performance measure because, when compared across periods, Combined NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Combined NOI presented by us may not be comparable to Combined NOI reported by other REITs that define Combined NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Combined NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Combined NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

In-Service Properties

We treat a property as being “in-service” upon the earlier of (i) lease-up and completion of tenant improvements or (ii) one year after cessation of major construction activity under GAAP. The determination as to when a property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics we specify a single date for treating a property as “in-service” which is generally later than the date the property is partially placed in-service for GAAP. Under GAAP a property may be placed in service in stages as construction is completed and the property is held available for occupancy. In accordance with GAAP, when a portion of a property has been substantially completed and occupied or held available for occupancy, we cease capitalization on that portion, though we may not treat the property as being “in-service,” and continue to capitalize only those costs associated with the portion still under construction. In-service properties include properties held by our unconsolidated joint ventures. In-service Office and Office/Technical properties exclude hotel and residential properties.

Same Properties

In our analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by us throughout each period presented. We refer to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by us through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired, repositioned, or in development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” Pages 20-22 & 38 indicate by footnote the “In-Service Properties” which are not included in “Same Properties.” “Same Properties NOI” includes our share of net operating income from unconsolidated joint ventures and 100% of consolidated joint ventures.

Annualized Revenue

Rental obligations at the end of the reporting period, including contractual base rents, percentage rent and reimbursements from tenants under existing leases, multiplied by twelve. These annualized amounts exclude rent abatements and non-recurring items.

Future Annualized Revenue

Rental obligations including the sum of (i) contractual base rents at lease expiration and (ii) percentage rent and reimbursements from tenants at the end of the current reporting period, multiplied by twelve. These annualized amounts exclude rent abatements and non-recurring items.

Boston Properties, Inc.

First Quarter 2015

Definitions

Average Monthly Rental Rates

Average Rental Rates are calculated by the Company as rental revenue in accordance with GAAP, divided by the weighted monthly average number of occupied units.

Average Economic Occupancy

Average Economic Occupancy is defined as total possible revenue less vacancy loss as a percentage of total possible revenue. Total possible revenue is determined by valuing average occupied units at contract rates and average vacant units at Market Rents. Vacancy loss is determined by valuing vacant units at current Market Rents. By measuring vacant units at their Market Rents, Average Economic Occupancy takes into account the fact that units of different sizes and locations within a residential property have different economic impacts on a residential property’s total possible gross revenue.

Market Rents

Market Rents used by the Company in calculating Average Economic Occupancy are based on the current market rates set by the managers of the Company’s residential properties based on their experience in renting their residential property’s units and publicly available market data. Trends in market rents for a region as reported by others could vary. Market Rents for a period are based on the average Market Rents during that period and do not reflect any impact for cash concessions.

Average Physical Occupancy

Average Physical Occupancy is defined as the number of average occupied units divided by the total number of units, expressed as a percentage.